I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13363-KT	1:09-bk-13363-KT	1:09-bk-13387-KT	1:09-bk-13434-KT	1:09-bk-13395-KT	1:09-bk-13394-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	14591-34716	2237133612GXX	12352-45599	14591-61927	2120351811	1216600
Depository Name & Location	Bank of America	Bank of America	Bank of America	Bank of America	California Bank & Trust	Cathay Bank
	MMP-760 South Hill St., LLC Debtor in Possession	MMP-760 South Hill St., LLC Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession	Merco Group - Overland Terminal, LLC Debtor in Possession	788 S. Alameda, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession

1. Total Prior Receipts	-	2,207.36	1.03	519.89	-	-

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	8,412.74	6,638,322.58	3,985.55	1,216,576.18	7,514.33	297.02

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	2,222.75	-	64.89	-	1.00

TOTAL RECEIPTS	-	2,222.75	-	64.89	-	1.00

5. BALANCE	8,412.74	6,640,545.33	3,985.55	1,216,641.07	7,514.33	298.02

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	30.53	-	-	298.02
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	30.53	-	-	298.02

7. Ending Balance	8,412.74	6,640,545.33	3,955.02	1,216,641.07	7,514.33	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13387-KT	1:09-bk-13393-KT	1:09-bk-13372-KT	1:09-bk-13374-KT	1:09-bk-13382-KT	1:09-bk-13338-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	4162722	0080307044	0080301989	0080301658	0080301559	0080301583
Depository Name & Location	Cathay Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties, LP Debtor in Possession	Meruelo Maddux 1000 E Cesar Chavez, LLC Debtor in Possession	Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC Debtor in Possession	Merco Group 1060 N. Vignes, LLC Debtor in Possession	Merco Group 1211 E Washington Blvd LLC Debtor in Possession	Meruelo Maddux Properties 12385 San Fernando Road, LLC Debtor in Possession

1. Total Prior Receipts	0.76	-	-	-	5,516.00	-

2. LESS: Total Prior Disbursements	-	-	-	-	5,516.00	-

3. Beginning Balance	4,203.06	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	2,150.00	-	-	29,260.00	-
A/R - Pre Filing	-	400.00	-	-	2,000.00	-
General Sales	-	-	500.00	-	-	-
Intercompany Receipts	-	877.50	800.00	800.00	1,700.00	800.00

TOTAL RECEIPTS	-	3,427.50	1,300.00	800.00	32,960.00	800.00

5. BALANCE	4,203.06	3,427.50	1,300.00	800.00	32,960.00	800.00

6. LESS: Disbursements
Transfers to other DIP Accounts	4,203.06	2,550.00	500.00	-	31,260.00	-
Disbursements	-	877.50	800.00	800.00	1,700.00	800.00

TOTAL Disbursements	4,203.06	3,427.50	1,300.00	800.00	32,960.00	800.00

7. Ending Balance	-	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13384-KT	1:09-bk-13380-KT	1:09-bk-13398-KT	1:09-bk-13364-KT	1:09-bk-13403-KT	1:09-bk-13375-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080994023	0080310162	0080301492	0080301815	0080301500	0080994643
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group 1308 Orchard St., LLC Debtor in Possession	Merco Group 146 Front St, LLC Debtor in Possession	Merco Group 1500 Griffith Ave, LLC Debtor in Possession	Meruelo Maddux Properties 1919 Vineburn, LLC Debtor in Possession	Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Merco Group 2040 Camfield Ave., LLC Debtor in Possession

1. Total Prior Receipts	-	5,000.00	-	-	-	-

2. LESS: Total Prior Disbursements	-	5,000.00	-	-	-	-

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	38,289.45	70,562.31	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	800.00	800.00	3,300.00	1,700.00	800.00	800.00

TOTAL RECEIPTS	800.00	800.00	41,589.45	72,262.31	800.00	800.00

5. BALANCE	800.00	800.00	41,589.45	72,262.31	800.00	800.00

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	38,289.45	70,562.31	-	-
Disbursements	800.00	800.00	3,300.00	1,700.00	800.00	800.00

TOTAL Disbursements	800.00	800.00	41,589.45	72,262.31	800.00	800.00

7. Ending Balance	-	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13371-KT	1:09-bk-13389-KT	1:09-bk-13365-KT	1:09-bk-13365-KT	1:09-bk-13404-KT	1:09-bk-13397-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080301963	0080307051	0080306665	0080358294	0080994676	0080302235
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties 2131 Humboldt Street, LLC Debtor in Possession	Meruelo Maddux 230 W Ave 26, LLC Debtor in Possession	Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	MG-2529 Santa Fe Ave, LLC Debtor in Possession	Merco Group 2640 Washington Blvd, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	418.02	606.30

2. LESS: Total Prior Disbursements	-	-	-	-	418.02	606.30

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	13,000.00	10,520.95	-	-	6,400.00	44,516.38
A/R - Pre Filing	11,500.00	5,415.00	750.00	-	-	13,256.00
General Sales	-	-	1,200.00	-	14,764.55	-
Intercompany Receipts	839.46	4,950.00	800.00	-	800.00	3,320.00

TOTAL RECEIPTS	25,339.46	20,885.95	2,750.00	-	21,964.55	61,092.38

5. BALANCE	25,339.46	20,885.95	2,750.00	-	21,964.55	61,092.38

6. LESS: Disbursements
Transfers to other DIP Accounts	24,500.00	19,164.84	1,950.00	-	21,164.55	57,792.38
Disbursements	839.46	821.11	800.00	-	800.00	3,300.00

TOTAL Disbursements	25,339.46	19,985.95	2,750.00	-	21,964.55	61,092.38

7. Ending Balance	-	900.00	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13383-KT	1:09-bk-13370-KT	1:09-bk-13373-KT	1:09-bk-13402-KT	1:09-bk-13360-KT	1:09-bk-13400-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080301518	0080302433	0080301724	0080306871	0080994650	0080302276
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties 2951 Lenwood Road, LLC Debtor in Possession	Meruelo Maddux Properties 306 330 N Ave 21, LLC Debtor in Possession	Merco Group 3185 E Washington Blvd, LLC Debtor in Possession	Meruelo Maddux 336 W. 11th Street, LLC Debtor in Possession	MM-420 Boyd St, LLC Debtor in Possession	Merco Group 425 W 11th Street, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	-	4,490.00	14,010.85

2. LESS: Total Prior Disbursements	-	-	-	-	4,490.00	14,010.85

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	7,550.00	-	-	13,909.51	10,824.51
A/R - Pre Filing	-	3,000.00	100,000.00	-	6,500.00	1,253.34
General Sales	-	-	-	-	189.33	-
Intercompany Receipts	935.00	2,163.40	6,800.00	11,528.00	4,822.56	-

TOTAL RECEIPTS	935.00	12,713.40	106,800.00	11,528.00	25,421.40	12,077.85

5. BALANCE	935.00	12,713.40	106,800.00	11,528.00	25,421.40	12,077.85

6. LESS: Disbursements
Transfers to other DIP Accounts	-	10,550.00	100,000.00	-	20,598.84	10,377.85
Disbursements	935.00	2,050.00	800.00	11,528.00	2,322.56	1,700.00

TOTAL Disbursements	935.00	12,600.00	100,800.00	11,528.00	22,921.40	12,077.85

7. Ending Balance	-	113.40	6,000.00	-	2,500.00	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13399-KT	1:09-bk-13361-KT	1:09-bk-13367-KT	1:09-bk-13439-KT	1:09-bk-13381-KT	1:09-bk-13401-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080306459	0080302474	0080352826	0080313711	0080301567	0080302383
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group 4th Street Center, LLC Debtor in Possession	MMP-500 Mateo Street, LLC Debtor in Possession	Meruelo Maddux Properties 5500 Flotilla Street, LLC Debtor in Possession	Meruelo Maddux 555 Central Ave, LLC Debtor in Possession	Merco Group 5707 S Alameda, LLC Debtor in Possession	Merco Group 620 Gladys Ave, LLC Debtor in Possession

1. Total Prior Receipts	123.50	900.00	-	-	1,440.00	-

2. LESS: Total Prior Disbursements	123.50	900.00	-	-	1,440.00	-

3. Beginning Balance	-	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	3,672.20	29,481.86
A/R - Pre Filing	-	-	-	-	4,591.40	7,250.00
General Sales	4,000.00	-	-	-	-	-
Intercompany Receipts	1,700.00	800.00	800.00	-	887.00	1,700.00

TOTAL RECEIPTS	5,700.00	800.00	800.00	-	9,150.60	38,431.86

5. BALANCE	5,700.00	800.00	800.00	-	9,150.60	38,431.86

6. LESS: Disbursements
Transfers to other DIP Accounts	4,000.00	-	-	-	8,350.60	36,731.86
Disbursements	800.00	800.00	800.00	-	800.00	1,700.00

TOTAL Disbursements	4,800.00	800.00	800.00	-	9,150.60	38,431.86

7. Ending Balance	900.00	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13366-KT	1:09-bk-13366-KT	1:09-bk-13363-KT	1:09-bk-13363-KT	1:09-bk-13395-KT	1:09-bk-13395-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080301807	0080364953	0080302029	0080358369	0080992704	0080313703
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Wall Street, LLC Debtor in Possession	Meruelo Wall Street, LLC Debtor in Possession	Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	Meruelo Maddux Properties 760 S. Hill Street, LLC Debtor in Possession	788 South Alameda, LLC Debtor in Possession	788 South Alameda, LLC Debtor in Possession

1. Total Prior Receipts	3,724.25	-	-	12,220.05	12,658.00	-

2. LESS: Total Prior Disbursements	3,724.25	-	-	12,220.05	12,658.00	-

3. Beginning Balance	-	-	-	-	-	1,516.58

4. Receipts During Current Period
A/R - Post Filing	141,085.00	-	-	49,197.82	33,566.25	-
A/R - Pre Filing	34,800.00	-	-	15,641.25	52,803.50	-
General Sales	-	-	-	518.50	680.00	-
Intercompany Receipts	12,798.00	-	2,993.12	8,467.52	11,403.92	2,245.00

TOTAL RECEIPTS	188,683.00	-	2,993.12	73,825.09	98,453.67	2,245.00

5. BALANCE	188,683.00	-	2,993.12	73,825.09	98,453.67	3,761.58

6. LESS: Disbursements
Transfers to other DIP Accounts	175,885.00	-	458.78	73,825.09	91,055.12	2,303.00
Disbursements	6,798.00	-	2,534.34	-	1,398.55	-

TOTAL Disbursements	182,683.00	-	2,993.12	73,825.09	92,453.67	2,303.00

7. Ending Balance	6,000.00	-	-	-	6,000.00	1,458.58

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13378-KT	1:09-bk-13391-KT	1:09-bk-13396-KT	1:09-bk-13362-KT	1:09-bk-13394-KT	1:09-bk-13394-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080301930	0080310139	0080994098	0080306855	0080917651	0080360035
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group 801 E 7th St, LLC Debtor in Possession	Meruelo Maddux 817-825 S. Hill St., LLC Debtor in Possession	905 E. 8th Street, LLC Debtor in Possession	Meruelo Maddux 915-949 Hill Street, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession

1. Total Prior Receipts	-	5,500.00	-	-	40,049.95	-

2. LESS: Total Prior Disbursements	-	5,500.00	-	-	38,157.47	-

3. Beginning Balance	-	-	-	-	1,892.48	-

4. Receipts During Current Period
A/R - Post Filing	-	-	4,000.00	55.55	193,143.64	269,531.21
A/R - Pre Filing	-	5,500.00	2,900.00	30,319.45	98,544.60	3,680.18
General Sales	-	150.00	-	-	10,246.00	3,200.00
Intercompany Receipts	1,700.00	1,130.61	2,204.00	3,300.00	96,593.46	1,310.85

TOTAL RECEIPTS	1,700.00	6,780.61	9,104.00	33,675.00	398,527.70	277,722.24

5. BALANCE	1,700.00	6,780.61	9,104.00	33,675.00	400,420.18	277,722.24

6. LESS: Disbursements
Transfers to other DIP Accounts	-	5,980.61	6,900.00	30,375.00	320,461.20	277,722.24
Disbursements	1,700.00	800.00	2,204.00	3,300.00	65,293.81	-

TOTAL Disbursements	1,700.00	6,780.61	9,104.00	33,675.00	385,755.01	277,722.24

7. Ending Balance	-	-	-	-	14,665.17	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13394-KT	1:09-bk-13386-KT	1:09-bk-13385-KT	1:09-bk-13388-KT	1:09-bk-13405-KT	1:09-bk-13369-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080309826	0080301948	0080301542	0080313729	0080301823	0080362437
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Alameda Produce Market, LLC Debtor in Possession	Meruelo Baldwin Park, LLC Debtor in Possession	Merco Group Ceres Street Produce, LLC Debtor in Possession	Meruelo Maddux Construction, Inc. Debtor in Possession	Merco Group-Little J, LLC Debtor in Possession	Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession

1. Total Prior Receipts	-	4,600.00	-	-	-	-

2. LESS: Total Prior Disbursements	-	4,600.00	-	-	-	-

3. Beginning Balance	383.33	-	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	25,000.00	-
General Sales	-	-	-	386.00	-	-
Intercompany Receipts	27,714.03	800.00	800.00	-	3,300.00	1,700.00

TOTAL RECEIPTS	27,714.03	800.00	800.00	386.00	28,300.00	1,700.00

5. BALANCE	28,097.36	800.00	800.00	386.00	28,300.00	1,700.00

6. LESS: Disbursements
Transfers to other DIP Accounts	25,841.81	-	-	386.00	25,000.00	-
Disbursements	-	800.00	800.00	-	3,300.00	1,700.00

TOTAL Disbursements	25,841.81	800.00	800.00	386.00	28,300.00	1,700.00

7. Ending Balance	2,255.55	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13406-KT	1:09-bk-13406-KT	1:09-bk-13358-KT/1:09-bk-13376-KT	1:09-bk-13358-KT/1:09-bk-13376-KT	1:09-bk-13390-KT	1:09-bk-13387-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080919822	0080306442	0080300981	0080301757	0080992878	0080993116
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Merco Group, LLC Debtor in Possession	Merco Group, LLC Debtor in Possession	Meruelo Farms LLC dba National Cold Storage Debtor in Possession	Meruelo Farms, LLC Debtor in Possession	Meruelo Maddux Management, LLC Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession

1. Total Prior Receipts	-	114,113.00	52,996.29	-	-	338,345.71

2. LESS: Total Prior Disbursements	-	114,113.00	52,996.29	-	-	-

3. Beginning Balance	-	-	-	317.74	3,692.71	1,143,810.18

4. Receipts During Current Period
A/R - Post Filing	-	-	28,600.00	-	-	-
A/R - Pre Filing	-	-	10,000.00	-	-	-
General Sales	-	325.00	480.00	-	455.11	16,295.72
Intercompany Receipts	-	6,800.00	14,029.50	-	344,653.30	1,738,717.45

TOTAL RECEIPTS	-	7,125.00	53,109.50	-	345,108.41	1,755,013.17

5. BALANCE	-	7,125.00	53,109.50	317.74	348,801.12	2,898,823.35

6. LESS: Disbursements
Transfers to other DIP Accounts	-	325.00	44,609.50	-	321,626.02	659,770.22
Disbursements	-	800.00	2,500.00	-	7,917.00	66,842.97

TOTAL Disbursements	-	1,125.00	47,109.50	-	329,543.02	726,613.19

7. Ending Balance	-	6,000.00	6,000.00	317.74	19,258.10	2,172,210.16

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13387-KT	1:09-bk-13387-KT	1:09-bk-13356-KT	1:09-bk-13356-KT	1:09-bk-13356-KT	1:09-bk-13356-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	610001422	80365190	0080310212	0080310204	0080992670	0080994106
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties, LP Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession	Meruelo Maddux Properties, Inc Debtor in Possession	Meruelo Maddus Properties, Inc Debtor in Possession	Meruelo Maddux Properties Debtor in Possession	Meruelo Maddux Properties Debtor in Possession

1. Total Prior Receipts	-	-	-	-	39.18	90.38

2. LESS: Total Prior Disbursements	-	-	-	-	-	-

3. Beginning Balance	-	-	-	-	61,542.27	141,986.98

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	-	-	-	-	37.93	87.53

TOTAL RECEIPTS	-	-	-	-	37.93	87.53

5. BALANCE	-	-	-	-	61,580.20	142,074.51

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	-	-	-	-	-	-

7. Ending Balance	-	-	-	-	61,580.20	142,074.51

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13356-KT	1:09-bk-13387-KT	1:09-bk-13359-KT	1:09-bk-13434-KT	1:09-bk-13368-KT	1:09-bk-13379-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080993181	0080360027	0080302458	0080301997	0080994031	0080309834
Depository Name & Location	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank	East West Bank
	Meruelo Maddux Properties Debtor in Possession	Merco Group, LLC Debtor in Possession	MMP-3rd & Omar Street, LLC Debtor in Possession	Merco Group Overland Terminal, LLC Debtor in Possession	Santa Fe Commerce Ctr, Inc. Debtor in Possession	Santa Fe & Washington Market, Inc. Debtor in Possession

1. Total Prior Receipts	-	1,015.75	-	-	11,550.00	-

2. LESS: Total Prior Disbursements	-	-	-	-	11,550.00	-

3. Beginning Balance	24,538.48	24,720.42	-	-	-	-

4. Receipts During Current Period
A/R - Post Filing	-	-	2,880.00	-	68,530.04	6,650.00
A/R - Pre Filing	-	-	-	-	23,829.96	-
General Sales	-	-	-	-	-	250.57
Intercompany Receipts	-	15.24	17,761.98	38,080.49	975.00	32,293.67

TOTAL RECEIPTS	-	15.24	20,641.98	38,080.49	93,335.00	39,194.24

5. BALANCE	24,538.48	24,735.66	20,641.98	38,080.49	93,335.00	39,194.24

6. LESS: Disbursements
Transfers to other DIP Accounts	221.47	-	19,841.98	-	93,335.00	6,900.57
Disbursements	-	-	800.00	38,080.49	-	32,293.67

TOTAL Disbursements	221.47	-	20,641.98	38,080.49	93,335.00	39,194.24

7. Ending Balance	24,317.01	24,735.66	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13407-KT	1:09-bk-13392-KT	1:09-bk-13377-KT	1:09-bk-13383-KT	1:09-bk-13387-KT	1:09-bk-13407-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	0080302193	0080994072	0080301690	0371500324	001-623532	001624180
Depository Name & Location	East West Bank	East West Bank	East West Bank	Mutual of Omaha Bank	Preferred Bank	Preferred Bank
	Merco Group-South Park, LLC Debtor in Possession	MMP Ventures, LLC Debtor in Possession	Wall Street Market, LLC Debtor in Possession	MMP-2951 Lenwood Road, LLC Construction Account Debtor in Possession	Meruelo Maddux Properties LP Debtor in Possession	Merco Group South Park, LLC Debtor in Possession

1. Total Prior Receipts	14,499.00	-	-	-	2.83	-

2. LESS: Total Prior Disbursements	14,499.00	-	-	-	-	-

3. Beginning Balance	-	-	-	-	6,447.43	-

4. Receipts During Current Period
A/R - Post Filing	6,000.00	-	-	-	-	-
A/R - Pre Filing	39,500.00	-	-	-	-	-
General Sales	-	-	-	-	-	-
Intercompany Receipts	34,980.00	800.00	800.00	-	-	-

TOTAL RECEIPTS	80,480.00	800.00	800.00	-	-	-

5. BALANCE	80,480.00	800.00	800.00	-	6,447.43	-

6. LESS: Disbursements
Transfers to other DIP Accounts	61,340.00	-	-	-	6,447.43	-
Disbursements	16,640.00	800.00	800.00	-	-	-

TOTAL Disbursements	77,980.00	800.00	800.00	-	6,447.43	-

7. Ending Balance	2,500.00	-	-	-	-	-

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13387-KT	1:09-bk-13368-KT	1:09-bk-13366-KT	1:09-bk-13397-KT	1:09-bk-13366-KT	1:09-bk-13387-KT
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	00120190680	8606072419	9003746	63787782	18296574	153461807312
Depository Name & Location	Pacific Commerce Bank	PNC Bank, N.A.	Pacific Western Bank	United Commercial Bank	United Commercial Bank	US Bank
	Meruelo Maddux, LP Debtor in Possession	Santa Fe Commerce Center, Inc. Debtor in Possession	Meruelo Wall Street, LLC Debtor in Possession	MG-2640 Washington Blvd, LLC Debtor in Possession	Meruelo Wall Street, LLC Debtor in Possession	Meruelo Maddux Properties, LP Debtor in Possession

1. Total Prior Receipts	2.63	-	-	-	3,459.86	975.24

2. LESS: Total Prior Disbursements	-	228.46	4,433.86	-	-	-

3. Beginning Balance	5,650.23	2,406.83	3,509.58	4,665.09	511,992.14	1,001,524.42

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	-
A/R - Pre Filing	-	-	-	-	-	-
General Sales	-	-	5,998.00	-	-	-
Intercompany Receipts	-	-	-	-	-	590.96

TOTAL RECEIPTS	-	-	5,998.00	-	-	590.96

5. BALANCE	5,650.23	2,406.83	9,507.58	4,665.09	511,992.14	1,002,115.38

6. LESS: Disbursements
Transfers to other DIP Accounts	5,650.23	228.91	6,169.46	-	-	-
Disbursements	-	-	-	-	-	-

TOTAL Disbursements	5,650.23	228.91	6,169.46	-	-	-

7. Ending Balance	-	2,177.92	3,338.12	4,665.09	511,992.14	1,002,115.38

I.  CASH RECEIPTS AND DISBURSEMENTS

Case Number:	1:09-bk-13403-KT	1:09-bk-13394-KT	1:09-bk-13368-KT	1:09-bk-13368-KT	1:09-bk-13369-KT	TOTAL
Month Ending:	04/30/2009	04/30/2009	04/30/2009	04/30/2009	04/30/2009
Account Number:	Loan #99191	Loan #118605034	Loan #011032602	Loan #011032602	Mission Blvd
Depository Name & Location	PNL Pomona, LP	Cathay Bank	Capmark Finance, Inc.	Capmark Finance, Inc.	Kennedy Funding, Inc.
	Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Alameda Produce Market, LLC Debtor in Possession	Santa Fe Commerce Center, Inc. Debtor in Possession	Santa Fe Commerce Center, Inc. Debtor in Possession	Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession

1. Total Prior Receipts	-	-	-	189.80	-	651,265.63

2. LESS: Total Prior Disbursements	-	-	-	25.00	-	307,210.05

3. Beginning Balance	49,507.53	176,255.15	128,427.48	470,782.26	352,000.00	11,996,880.77

4. Receipts During Current Period
A/R - Post Filing	-	-	-	-	-	1,083,376.68
A/R - Pre Filing	-	-	-	-	-	498,434.68
General Sales	-	-	-	-	-	59,638.78
Intercompany Receipts	-	-	-	162.52	-	2,467,557.64

TOTAL RECEIPTS	-	-	-	162.52	-	4,109,007.78

5. BALANCE	49,507.53	176,255.15	128,427.48	470,944.78	352,000.00	16,105,888.55

6. LESS: Disbursements
Transfers to other DIP Accounts	-	-	-	-	-	2,725,533.93
Disbursements	-	-	-	25.00	88,000.00	390,101.46

TOTAL Disbursements	-	-	-	25.00	88,000.00	3,115,635.39

7. Ending Balance	49,507.53	176,255.15	128,427.48	470,919.78	264,000.00	12,990,253.16

I. TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/9/2009	0080993116	JE 17855	0080309826	ZBA Funding Transfer	6,910.00	0.00	6,910.00
4/9/2009	0080310139	JE 17856	0080993116	ZBA Funding Transfer	330.61	0.00	330.61
4/9/2009	0080993116	JE 17857	0080313703	ZBA Funding Transfer	641.00	0.00	641.00
4/9/2009	0080993116	JE 17858	0080992878	ZBA Funding Transfer	81,875.00	0.00	81,875.00
4/10/2009	0080300981	JE 17883	0080993116	ZBA Funding Transfer	5,480.00	0.00	5,480.00
4/10/2009	0080301492	JE 17884	0080993116	ZBA Funding Transfer	38,289.45	0.00	38,289.45
4/10/2009	0080301559	JE 17885	0080993116	ZBA Funding Transfer	29,260.00	0.00	29,260.00
4/10/2009	0080301567	JE 17886	0080993116	ZBA Funding Transfer	1,867.00	0.00	1,867.00
4/10/2009	0080301807	JE 17887	0080993116	ZBA Funding Transfer	126,035.00	0.00	126,035.00
4/10/2009	0080301815	JE 17888	0080993116	ZBA Funding Transfer	70,562.31	0.00	70,562.31
4/10/2009	0080301963	JE 17889	0080993116	ZBA Funding Transfer	3,000.00	0.00	3,000.00
4/10/2009	0080302235	JE 17891	0080993116	ZBA Funding Transfer	44,232.38	0.00	44,232.38
4/10/2009	0080302383	JE 17892	0080993116	ZBA Funding Transfer	36,731.86	0.00	36,731.86
4/10/2009	0080302433	JE 17893	0080993116	ZBA Funding Transfer	5,350.00	0.00	5,350.00
4/10/2009	0080306459	JE 17894	0080993116	ZBA Funding Transfer	4,000.00	0.00	4,000.00
4/10/2009	0080306665	JE 17895	0080993116	ZBA Funding Transfer	1,950.00	0.00	1,950.00
4/10/2009	0080306855	JE 17897	0080993116	ZBA Funding Transfer	375.00	0.00	375.00
4/10/2009	0080993116	JE 17899	0080306871	ZBA Funding Transfer	10,728.00	0.00	10,728.00
4/10/2009	0080307044	JE 17900	0080993116	ZBA Funding Transfer	500.00	0.00	500.00
4/10/2009	0080307051	JE 17901	0080993116	ZBA Funding Transfer	6,700.00	0.00	6,700.00
4/10/2009	0080310139	JE 17903	0080993116	ZBA Funding Transfer	150.00	0.00	150.00
4/10/2009	0080358369	JE 17905	0080993116	ZBA Funding Transfer	13,082.48	0.00	13,082.48
4/10/2009	0080917651	JE 17906	0080993116	ZBA Funding Transfer	221,448.24	0.00	221,448.24
4/10/2009	0080992704	JE 17907	0080993116	ZBA Funding Transfer	36,058.75	0.00	36,058.75
4/10/2009	0080993116	JE 17909	0080992878	ZBA Funding Transfer	81,875.00	0.00	81,875.00
4/10/2009	0080993116	JE 17910	0080309826	ZBA Funding Transfer	6,910.00	0.00	6,910.00
4/10/2009	0080993116	JE 17911	0080313703	ZBA Funding Transfer	641.00	0.00	641.00
4/10/2009	0080994031	JE 17912	0080993116	ZBA Funding Transfer	47,910.00	0.00	47,910.00
4/10/2009	0080994098	JE 17913	0080993116	ZBA Funding Transfer	3,950.00	0.00	3,950.00
4/10/2009	0080994650	JE 17914	0080993116	ZBA Funding Transfer	5,039.51	0.00	5,039.51
4/13/2009	0080993116	JE 17921	0080301807	ZBA Funding Transfer	2,024.00	0.00	2,024.00
4/13/2009	0080358369	JE 17922	0080993116	ZBA Funding Transfer	187.50	0.00	187.50
4/13/2009	0080993116	JE 17923	0080917651	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/13/2009	0080993116	JE 17924	0080993116	ZBA Funding Transfer	4,609.13	0.00	4,609.13
4/14/2009	0080358369	JE 17915	0080993116	ZBA Funding Transfer	1,784.59	0.00	1,784.59
4/14/2009	0080993116	JE 17916	0080917651	ZBA Funding Transfer	4,200.00	0.00	4,200.00
4/14/2009	0080993181	JE 17918	0080993116	ZBA Funding Transfer	82.31	0.00	82.31
4/14/2009	0080993181	JE 17919	0080993116	ZBA Funding Transfer	59.08	0.00	59.08
4/14/2009	0080993181	JE 17920	0080993116	ZBA Funding Transfer	10.50	0.00	10.50
4/15/2009	0080993116	JE 17932	0080302458	ZBA Funding Transfer	16,839.63	0.00	16,839.63
4/15/2009	0080302458	JE 17933	0080993116	ZBA Funding Transfer	16,839.63	0.00	16,839.63
4/15/2009	0080993116	JE 17936	0080307051	ZBA Funding Transfer	2,900.00	0.00	2,900.00
4/16/2009	0080993116	JE 17941	0080302029	ZBA Funding Transfer	241.68	0.00	241.68
4/16/2009	0080358369	JE 17942	0080993116	ZBA Funding Transfer	3,000.00	0.00	3,000.00
4/17/2009	0080301567	JE 17945	0080993116	ZBA Funding Transfer	1,300.00	0.00	1,300.00
4/17/2009	0080302029	JE 17946	0080993116	ZBA Funding Transfer	241.68	0.00	241.68
4/17/2009	0080302235	JE 17947	0080993116	ZBA Funding Transfer	2,800.00	0.00	2,800.00
4/17/2009	0080307044	JE 17948	0080993116	ZBA Funding Transfer	300.00	0.00	300.00
4/17/2009	0080917651	JE 17949	0080993116	ZBA Funding Transfer	9,525.34	0.00	9,525.34
4/17/2009	0080992704	JE 17950	0080993116	ZBA Funding Transfer	15,873.00	0.00	15,873.00
4/20/2009	0080358369	JE 17962	0080993116	ZBA Funding Transfer	1,000.00	0.00	1,000.00
4/20/2009	0080993116	JE 17963	0080992878	ZBA Funding Transfer	14,762.00	0.00	14,762.00
4/20/2009	0080993116	JE 17964	0080994098	ZBA Funding Transfer	504.00	0.00	504.00
4/21/2009	0080300981	JE 17988	0080993116	ZBA Funding Transfer	5,000.00	0.00	5,000.00
4/21/2009	0080301559	JE 17989	0080993116	ZBA Funding Transfer	2,000.00	0.00	2,000.00
4/21/2009	0080301567	JE 17990	0080993116	ZBA Funding Transfer	3,347.60	0.00	3,347.60
4/21/2009	0080301724	JE 17991	0080993116	ZBA Funding Transfer	100,000.00	0.00	100,000.00
4/21/2009	0080301807	JE 17992	0080993116	ZBA Funding Transfer	47,650.00	0.00	47,650.00
4/21/2009	0080301823	JE 17993	0080993116	ZBA Funding Transfer	25,000.00	0.00	25,000.00
4/21/2009	0080301963	JE 17994	0080993116	ZBA Funding Transfer	9,000.00	0.00	9,000.00
4/21/2009	0080301989	JE 17995	0080993116	ZBA Funding Transfer	500.00	0.00	500.00
4/21/2009	0080302193	JE 17996	0080993116	ZBA Funding Transfer	30,500.00	0.00	30,500.00
4/21/2009	0080302235	JE 17997	0080993116	ZBA Funding Transfer	4,600.00	0.00	4,600.00

I. TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080302276	JE 17998	0080993116	ZBA Funding Transfer	9,067.00	0.00	9,067.00
4/21/2009	0080302433	JE 17999	0080993116	ZBA Funding Transfer	5,200.00	0.00	5,200.00
4/21/2009	0080302458	JE 18000	0080993116	ZBA Funding Transfer	150.00	0.00	150.00
4/21/2009	0080306442	JE 18001	0080993116	ZBA Funding Transfer	325.00	0.00	325.00
4/21/2009	0080307044	JE 18002	0080993116	ZBA Funding Transfer	300.00	0.00	300.00
4/21/2009	0080307051	JE 18003	0080993116	ZBA Funding Transfer	9,214.84	0.00	9,214.84
4/21/2009	0080309834	JE 18004	0080993116	ZBA Funding Transfer	6,650.00	0.00	6,650.00
4/21/2009	0080310139	JE 18005	0080993116	ZBA Funding Transfer	5,500.00	0.00	5,500.00
4/21/2009	0080313729	JE 18006	0080993116	ZBA Funding Transfer	386.00	0.00	386.00
4/21/2009	0080358369	JE 18007	0080993116	ZBA Funding Transfer	27,196.57	0.00	27,196.57
4/21/2009	0080917651	JE 18008	0080993116	ZBA Funding Transfer	34,800.00	0.00	34,800.00
4/21/2009	0080992704	JE 18009	0080993116	ZBA Funding Transfer	23,198.00	0.00	23,198.00
4/21/2009	0080994031	JE 18010	0080993116	ZBA Funding Transfer	20,000.00	0.00	20,000.00
4/21/2009	0080994650	JE 18011	0080993116	ZBA Funding Transfer	12,370.00	0.00	12,370.00
4/21/2009	0080994676	JE 18012	0080993116	ZBA Funding Transfer	6,400.00	0.00	6,400.00
4/22/2009	0080993116	JE 17983	0080302193	ZBA Funding Transfer	15,840.00	0.00	15,840.00
4/22/2009	0080993116	JE 17984	0080309826	ZBA Funding Transfer	11,435.00	0.00	11,435.00
4/22/2009	0080993116	JE 17985	0080309834	ZBA Funding Transfer	3,211.96	0.00	3,211.96
4/22/2009	0080993116	JE 17986	0080313703	ZBA Funding Transfer	963.00	0.00	963.00
4/22/2009	0080993116	JE 17987	0080992878	ZBA Funding Transfer	156,537.00	0.00	156,537.00
4/23/2009	0080993116	JE 18043	0080302235	ZBA Funding Transfer	20.00	0.00	20.00
4/23/2009	0080993116	JE 18044	0080917651	ZBA Funding Transfer	4,635.08	0.00	4,635.08
4/24/2009	0080993116	JE 18051	0080301518	ZBA Funding Transfer	135.00	0.00	135.00
4/24/2009	0080993116	JE 18052	0080301807	ZBA Funding Transfer	3,974.00	0.00	3,974.00
4/24/2009	0080993116	JE 18053	0080301963	ZBA Funding Transfer	39.46	0.00	39.46
4/24/2009	0080302235	JE 18054	0080993116	ZBA Funding Transfer	960.00	0.00	960.00
4/24/2009	0080307044	JE 18055	0080993116	ZBA Funding Transfer	600.00	0.00	600.00
4/24/2009	0080993116	JE 18058	0080358369	ZBA Funding Transfer	6,965.00	0.00	6,965.00
4/24/2009	0080993116	JE 18059	0080917651	ZBA Funding Transfer	53,894.84	0.00	53,894.84
4/24/2009	0080992704	JE 18060	0080993116	ZBA Funding Transfer	1,085.37	0.00	1,085.37
4/24/2009	0080994098	JE 18062	0080993116	ZBA Funding Transfer	2,250.00	0.00	2,250.00
4/27/2009	0080301567	JE 18096	0080993116	ZBA Funding Transfer	1,749.00	0.00	1,749.00
4/27/2009	0080301963	JE 18097	0080993116	ZBA Funding Transfer	7,500.00	0.00	7,500.00
4/27/2009	0080993116	JE 18098	0080302029	ZBA Funding Transfer	480.00	0.00	480.00
4/27/2009	0080302235	JE 18099	0080993116	ZBA Funding Transfer	5,200.00	0.00	5,200.00
4/27/2009	0080306855	JE 18100	0080993116	ZBA Funding Transfer	30,000.00	0.00	30,000.00
4/27/2009	0080309834	JE 18102	0080993116	ZBA Funding Transfer	250.57	0.00	250.57
4/27/2009	0080358369	JE 18105	0080993116	ZBA Funding Transfer	161.56	0.00	161.56
4/27/2009	0080917651	JE 18106	0080993116	ZBA Funding Transfer	15,536.00	0.00	15,536.00
4/27/2009	0080993116	JE 18107	0080992704	ZBA Funding Transfer	4,300.00	0.00	4,300.00
4/27/2009	0080360035	JE 18108	0080993116	ZBA Funding Transfer	1,250.00	0.00	1,250.00
4/27/2009	0080994031	JE 18109	0080993116	ZBA Funding Transfer	24,450.00	0.00	24,450.00
4/27/2009	0080994098	JE 18110	0080993116	ZBA Funding Transfer	700.00	0.00	700.00
4/27/2009	0080994650	JE 18111	0080993116	ZBA Funding Transfer	3,189.33	0.00	3,189.33
4/27/2009	0080994676	JE 18112	0080993116	ZBA Funding Transfer	14,764.55	0.00	14,764.55
4/28/2009	0080993116	JE 18126	0080301559	ZBA Funding Transfer	900.00	0.00	900.00
4/28/2009	0080993116	JE 18127	0080301815	ZBA Funding Transfer	900.00	0.00	900.00
4/28/2009	0080993116	JE 18128	0080302433	ZBA Funding Transfer	800.00	0.00	800.00
4/28/2009	0080993116	JE 18129	0080309834	ZBA Funding Transfer	14,735.79	0.00	14,735.79
4/28/2009	0080993116	JE 18130	0080358369	ZBA Funding Transfer	692.76	0.00	692.76
4/28/2009	0080993116	JE 18131	0080917651	ZBA Funding Transfer	1.00	0.00	1.00
4/29/2009	0080993116	JE 18132	0080300981	ZBA Funding Transfer	2,500.00	0.00	2,500.00
4/29/2009	0080993116	JE 18133	0080301492	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18134	0080301500	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18135	0080301518	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18136	0080301542	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18137	0080301559	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18138	0080301567	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18139	0080301583	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18140	0080301658	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18141	0080301690	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18142	0080301724	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18143	0080301807	ZBA Funding Transfer	800.00	0.00	800.00

I. TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/29/2009	0080993116	JE 18144	0080301815	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18145	0080301823	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18146	0080301930	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18147	0080301948	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18148	0080301963	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18149	0080301989	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18150	0080302029	ZBA Funding Transfer	2,054.34	0.00	2,054.34
4/29/2009	0080993116	JE 18151	0080302193	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18152	0080302235	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080302276	JE 18153	0080993116	ZBA Funding Transfer	1,310.85	0.00	1,310.85
4/29/2009	0080993116	JE 18154	0080302383	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18155	0080302433	ZBA Funding Transfer	1,250.00	0.00	1,250.00
4/29/2009	0080993116	JE 18156	0080302458	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18157	0080302474	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18158	0080306442	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18159	0080306459	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18160	0080306665	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18161	0080306855	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18162	0080306863	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18163	0080306871	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18164	0080307044	ZBA Funding Transfer	877.50	0.00	877.50
4/29/2009	0080993116	JE 18165	0080307051	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18166	0080309834	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18167	0080310139	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18168	0080310162	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18169	0080352826	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080358369	JE 18170	0080993116	ZBA Funding Transfer	809.76	0.00	809.76
4/29/2009	0080993116	JE 18171	0080362437	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18172	0080917651	ZBA Funding Transfer	13,149.32	0.00	13,149.32
4/29/2009	0080993116	JE 18173	0080992704	ZBA Funding Transfer	1,103.92	0.00	1,103.92
4/29/2009	0080360035	JE 18174	0080993116	ZBA Funding Transfer	1,310.85	0.00	1,310.85
4/29/2009	0080993116	JE 18175	0080994023	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18176	0080994072	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18177	0080994098	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18178	0080994643	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18179	0080994650	ZBA Funding Transfer	2,322.56	0.00	2,322.56
4/29/2009	0080993116	JE 18180	0080994676	ZBA Funding Transfer	800.00	0.00	800.00
4/30/2009	0080994072	110	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080994643	115	Franchise Tax Board	SOSL 200708310188	0.00	800.00	800.00
4/30/2009	0080352826	118	Franchise Tax Board	SOSL 200722610110	0.00	800.00	800.00
4/30/2009	0080994023	122	Franchise Tax Board	SOSL 200625810066	0.00	800.00	800.00
4/30/2009	0080362437	125	Franchise Tax Board	CA FORM 3522- yr 2008	0.00	900.00	900.00
4/30/2009	0080362437	126	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080306665	154	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301542	157	Franchise Tax Board	SOSL 200504810227	0.00	800.00	800.00
4/30/2009	0080301724	184	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302474	185	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301815	192	Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00
4/30/2009	0080310139	192	Franchise Tax Board	SOSL 200524910229	0.00	800.00	800.00
4/30/2009	0080301815	193	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080306871	203	The Surveillance, Protection	Svcs 4/1/09-4/30/09	0.00	10,728.00	10,728.00
4/30/2009	0080306871	204	Franchise Tax Board	SOSL 200515710272	0.00	800.00	800.00
4/30/2009	0080310162	214	Franchise Tax Board	SOSL 200434510033	0.00	800.00	800.00
4/30/2009	0080301930	215	Franchise Tax Board	SOSL 200508010290	0.00	900.00	900.00
4/30/2009	0080992878	215	CompWest Insurance Company	CA005004417-001 04/2009	0.00	7,117.00	7,117.00
4/30/2009	0080301930	216	Franchise Tax Board	sosl 200508010290	0.00	800.00	800.00
4/30/2009	0080992878	217	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080306855	230	Franchise Tax Board	SOSL 200515110292	0.00	2,500.00	2,500.00
4/30/2009	0080306855	231	Franchise Tax Board	SOSL 200515110292	0.00	800.00	800.00
4/30/2009	0080301492	235	Franchise Tax Board	CA FORM 3537- yr 2008	0.00	2,500.00	2,500.00
4/30/2009	0080301492	236	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080994098	242	Franchise Tax Board	# 200323110163; EIN # 51-0484641	0.00	900.00	900.00
4/30/2009	0080994098	243	Franchise Tax Board	# 200323110163; EIN # 51-0484641	0.00	800.00	800.00

I. TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080994098	244	Richard McDonald	Janitorial supplies	0.00	504.00	504.00
4/30/2009	0080301690	249	Franchise Tax Board	SOSL 200413610058	0.00	800.00	800.00
4/30/2009	0080301948	259	Franchise Tax Board	SOSL 200407610160	0.00	800.00	800.00
4/30/2009	0080300981	2662	Franchise Tax Board	CA FORM 3522- yr 2008	0.00	900.00	900.00
4/30/2009	0080300981	2664	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080300981	2665	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080306459	270	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302458	280	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080993116	2802	BankDirect Capital Finance	LN# 121314	0.00	5,402.50	5,402.50
4/30/2009	0080993116	2803	BankDirect Capital Finance	LN# 123112	0.00	3,322.72	3,322.72
4/30/2009	0080993116	2804	BankDirect Capital Finance	Late fee for LN# 123112	0.00	166.14	166.14
4/30/2009	0080993116	2805	BankDirect Capital Finance	Late fee LN# 121314	0.00	270.13	270.13
4/30/2009	0080993116	2807	Franchise Tax Board	CA FORM 3537- yr 2008 OVERLAND	0.00	900.00	900.00
4/30/2009	0080993116	2809	Franchise Tax Board	CA FORM 3538 - yr 2008	0.00	800.00	800.00
4/30/2009	0080993116	2810	Franchise Tax Board	SOSL 200820710014	0.00	900.00	900.00
4/30/2009	0080993116	2811	Franchise Tax Board	CA FORM 3522- yr 2009 -2000 San Fernando	0.00	800.00	800.00
4/30/2009	0080993116	2812	Franchise Tax Board	CA FORM 3522- yr 2009 -1800 Washington	0.00	800.00	800.00
4/30/2009	0080993116	2813	Franchise Tax Board	CA FORM 3522- yr 2009 -3000 Washington	0.00	800.00	800.00
4/30/2009	0080993116	2814	Franchise Tax Board	CA FORM 3522- yr 2009 - Overland	0.00	800.00	800.00
4/30/2009	0080993116	2815	Franchise Tax Board	SOSL 20080710014	0.00	800.00	800.00
4/30/2009	0080993116	2816	Franchise Tax Board	CA FORM 3522- yr 2009 -8th and Crocker	0.00	800.00	800.00
4/30/2009	0080993116	2817	Franchise Tax Board	SOSL 200719010138	0.00	800.00	800.00
4/30/2009	0080993116	2819	Richard McDonald	Janitorial supplies	0.00	583.17	583.17
4/30/2009	0080993116	2822	BankDirect Capital Finance	LN# 130348	0.00	9,478.47	9,478.47
4/30/2009	0080993116	2823	Blue Cross of America	04/01/09-05/01/09	0.00	28,730.23	28,730.23
4/30/2009	0080993116	2826	Namco Insurance Services Inc	Down Payment for Quote# 457193	0.00	6,986.00	6,986.00
4/30/2009	0080993116	2831	Super Warehouse	Toners	0.00	3,215.57	3,215.57
4/30/2009	0080993116	2833	Richard McDonald	Cleaning supplies	0.00	488.04	488.04
4/30/2009	0080306442	286	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301583	287	Franchise Tax Board	SOSL 200504910027	0.00	800.00	800.00
4/30/2009	0080301518	294	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301518	295	Stratex Solutions, Inc.	Q2-2009	0.00	135.00	135.00
4/30/2009	0080302276	295	Franchise Tax Board	SOSL 200427310003	0.00	900.00	900.00
4/30/2009	0080302276	296	Franchise Tax Board	SOSL 200427310003	0.00	800.00	800.00
4/30/2009	0080307051	298	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301567	299	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080307051	299	Richard McDonald	Duplicate keys	0.00	21.11	21.11
4/30/2009	0080301658	300	Franchise Tax Board	SOSL 200430910029	0.00	800.00	800.00
4/30/2009	0080301963	304	Franchise Tax Board	SOSL 200508010286	0.00	800.00	800.00
4/30/2009	0080301963	305	Richard McDonald	Post Petition-Expense Reimbursement	0.00	39.46	39.46
4/30/2009	0080301997	32509425	Neufeld Law Group	sv 11/2007 matter: 32055.0009 Client# 32055.0006 10/2008	0.00	30,112.59	30,112.59
4/30/2009	0080301997	32509495	Neufeld Law Group	sv 11/2007 matter: 32055.0002	0.00	7,967.90	7,967.90
4/30/2009	0080301989	327	Franchise Tax Board	SOSL 200508010267	0.00	800.00	800.00
4/30/2009	0080994676	327	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080994650	350	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080994650	354	dba Cleantech	03/28/09-04/22/09	0.00	1,522.56	1,522.56
4/30/2009	0080302235	358	Franchise Tax Board	CA FORM 3537- yr 2008	0.00	2,500.00	2,500.00
4/30/2009	0080302235	359	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302383	377	Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00
4/30/2009	0080302383	378	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080309834	379	Fireman's Fund Insurance	Billing ID 000465782 thru 02/13/09	0.00	11,045.92	11,045.92
4/30/2009	0080309834	380	Franchise Tax Board	# 200702210055; EIN # 95-4742615	0.00	2,500.00	2,500.00
4/30/2009	0080309834	381	Franchise Tax Board	# 200702210055; EIN # 95-4742615	0.00	800.00	800.00
4/30/2009	0080309834	382	Sullivan Curtis Monroe	Newly financed insurance policy	0.00	2,049.33	2,049.33
4/30/2009	0080309834	383	Sullivan Curtis Monroe	Insurance premium installment	0.00	1,162.63	1,162.63
4/30/2009	0080309834	385	Fireman's Fund Insurance	Policy # MZX80896638	0.00	11,045.91	11,045.91
4/30/2009	0080309834	386	Premium Financing Specialists of CA, Inc	Insurance #Cal-131422	0.00	3,689.88	3,689.88
4/30/2009	0080301559	401	Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00

I. TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301559	402	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080307044	402	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080307044	403	dba Environmental Fire Protection	03/28/09-06/17/09	0.00	77.50	77.50
4/30/2009	0080917651	4032	Commercial Waste Services, Inc.	Trash p/u-7th Street Market	0.00	6,000.00	6,000.00
4/30/2009	0080917651	4033	Golden Eagle Insurance	Insurance #200374500	0.00	6,174.66	6,174.66
4/30/2009	0080917651	4036	Franchise Tax Board	# 200702210059; EIN # 26-0817525	0.00	800.00	800.00
4/30/2009	0080917651	4037	State Compensation Fund	Policy # 1620601-09	0.00	4,635.08	4,635.08
4/30/2009	0080917651	4038	Alameda Produce Market Inc	Tenant Ortega Designs @ APMI2 money deposited into wrong account	0.00	1,250.00	1,250.00
4/30/2009	0080917651	4040	Richard McDonald	Reimburse for janitorial supplies-7th St., Trash p/u at 7th St. Mkt.	0.00	5,572.66	5,572.66
4/30/2009	0080917651	4043	Premium Financing Specialists	A/C # CAL-133107	0.00	28,511.09	28,511.09
4/30/2009	0080917651	4044	Alameda Produce Market Inc	Advance to APMI-Cathay cash account	0.00	1.00	1.00
4/30/2009	0080917651	4045	Golden Eagle Insurance	A/C # 200374500	0.00	12,349.32	12,349.32
4/30/2009	0080302029	4078	Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00
4/30/2009	0080302029	4079	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302029	4080	dba: LA/San Fernando Valley Apt Guide	04/2009	0.00	480.00	480.00
4/30/2009	0080302029	4081	Macrolease Corporation	03/28/09-04/14/09	0.00	354.34	354.34
4/30/2009	0080992704	451	Franchise Tax Board	# 20031320100; EIN # 65-1187504	0.00	800.00	800.00
4/30/2009	0080992704	452	Richard McDonald	Reimburse for janitorial supplies @ 788	0.00	294.63	294.63
4/30/2009	0080992704	453	State Compensation Fund	Payroll frm 12/16 to 2/8/09 Policy # 1904125-09	0.00	303.92	303.92
4/30/2009	0080301807	535	Meruelo Wall Street, LLC	Payroll a/c advance	0.00	2,024.00	2,024.00
4/30/2009	0080301500	537	Franchise Tax Board	SOSL 2004156100006	0.00	800.00	800.00
4/30/2009	0080301807	537	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301807	538	Meruelo Wall Street, LLC	Advance to payroll	0.00	3,974.00	3,974.00
4/30/2009	0080302433	571	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302433	573	Fred M. Szkolnik, A Law Corporation	MMPI V. Nguyen AKA CD Fashion	0.00	1,250.00	1,250.00
4/30/2009	0080302193	643	Franchise Tax Board	SOSL 200413110045	0.00	800.00	800.00
4/30/2009	0080302193	644	Ampco System Parking	Post Petition-Rental Expense 4/2009	0.00	15,840.00	15,840.00
4/30/2009	0080301823	703	Franchise Tax Board	CA FORM 3537- yr 2008	0.00	2,500.00	2,500.00
4/30/2009	0080301823	704	Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080360035	JE 17686	0080993116	ZBA Funding Transfer	1,415.00	0.00	1,415.00
4/30/2009	0080993116	JE 17686	0080360035	ZBA Funding Transfer	5,137.55	0.00	5,137.55
4/30/2009	0080300981	JE 17687	0080993116	ZBA Funding Transfer	5,529.50	0.00	5,529.50
4/30/2009	0080360035	JE 17687	0080993116	ZBA Funding Transfer	585.00	0.00	585.00
4/30/2009	0080917651	JE 17687	0080993116	ZBA Funding Transfer	1,940.53	0.00	1,940.53
4/30/2009	0080993116	JE 17687	0080360035	ZBA Funding Transfer	8,165.28	0.00	8,165.28
4/30/2009	0080994031	JE 17687	0080993116	ZBA Funding Transfer	975.00	0.00	975.00
4/30/2009	0080358369	JE 17791	0080993116	ZBA Funding Transfer	1,018.26	0.00	1,018.26
4/30/2009	0080300981	JE 17792	0080993116	ZBA Funding Transfer	28,600.00	0.00	28,600.00
4/30/2009	0080301567	JE 17792	0080993116	ZBA Funding Transfer	87.00	0.00	87.00
4/30/2009	0080301807	JE 17792	0080993116	ZBA Funding Transfer	2,200.00	0.00	2,200.00
4/30/2009	0080301963	JE 17792	0080993116	ZBA Funding Transfer	5,000.00	0.00	5,000.00
4/30/2009	0080302029	JE 17792	0080993116	ZBA Funding Transfer	108.55	0.00	108.55
4/30/2009	0080302193	JE 17792	0080993116	ZBA Funding Transfer	30,840.00	0.00	30,840.00
4/30/2009	0080302458	JE 17792	0080993116	ZBA Funding Transfer	2,730.00	0.00	2,730.00
4/30/2009	0080307044	JE 17792	0080993116	ZBA Funding Transfer	850.00	0.00	850.00
4/30/2009	0080307051	JE 17792	0080993116	ZBA Funding Transfer	350.00	0.00	350.00
4/30/2009	0080358369	JE 17792	0080993116	ZBA Funding Transfer	12,869.46	0.00	12,869.46
4/30/2009	0080917651	JE 17792	0080993116	ZBA Funding Transfer	4,500.00	0.00	4,500.00
4/30/2009	0080992704	JE 17792	0080993116	ZBA Funding Transfer	7,540.00	0.00	7,540.00
4/30/2009	0080302458	JE 17822	0080993116	ZBA Funding Transfer	122.35	0.00	122.35
4/30/2009	0080358369	JE 17822	0080993116	ZBA Funding Transfer	5,487.20	0.00	5,487.20
4/30/2009	0080302029	JE 17851	0080993116	ZBA Funding Transfer	108.55	0.00	108.55
4/30/2009	0080358369	JE 17851	0080993116	ZBA Funding Transfer	260.00	0.00	260.00
4/30/2009	0080309826	JE 17902	0080993116	ZBA Funding Transfer	1,273.17	0.00	1,273.17
4/30/2009	0080313703	JE 17904	0080993116	ZBA Funding Transfer	111.33	0.00	111.33
4/30/2009	0080992878	JE 17908	0080993116	ZBA Funding Transfer	19,537.97	0.00	19,537.97
4/30/2009	0080992878	JE 17917	0080993116	ZBA Funding Transfer	205.63	0.00	205.63
4/30/2009	0080360035	JE 17940	0080993116	ZBA Funding Transfer	273,161.39	0.00	273,161.39
4/30/2009	0080309826	JE 18056	0080993116	ZBA Funding Transfer	2,359.42	0.00	2,359.42
4/30/2009	0080313703	JE 18057	0080993116	ZBA Funding Transfer	158.65	0.00	158.65

I. TOTAL DISBURSEMENTS FROM ALL ACCOUNTS FOR CURRENT PERIOD
Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080992878	JE 18061	0080993116	ZBA Funding Transfer	47,238.79	0.00	47,238.79
4/30/2009	0080309826	JE 18101	0080993116	ZBA Funding Transfer	763.72	0.00	763.72
4/30/2009	0080313703	JE 18103	0080993116	ZBA Funding Transfer	67.82	0.00	67.82
4/30/2009	0080313703	JE 18104	0080993116	ZBA Funding Transfer	58.82	0.00	58.82
4/30/2009	0080993116	JE 18181	0080300981	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18182	0080301724	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18183	0080301807	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18184	0080302193	ZBA Funding Transfer	2,500.00	0.00	2,500.00
4/30/2009	0080993116	JE 18185	0080302433	ZBA Funding Transfer	113.40	0.00	113.40
4/30/2009	0080993116	JE 18186	0080306442	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18187	0080306459	ZBA Funding Transfer	900.00	0.00	900.00
4/30/2009	0080993116	JE 18188	0080307051	ZBA Funding Transfer	900.00	0.00	900.00
4/30/2009	0080313703	JE 18189	0080993116	ZBA Funding Transfer	58.82	0.00	58.82
4/30/2009	0080993116	JE 18190	0080917651	ZBA Funding Transfer	14,665.17	0.00	14,665.17
4/30/2009	0080993116	JE 18192	0080992704	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993181	JE 18193	0080993116	ZBA Funding Transfer	69.58	0.00	69.58
4/30/2009	0080993116	JE 18195	0080994650	ZBA Funding Transfer	2,500.00	0.00	2,500.00
4/30/2009	0080917651	JE 18196	0080993116	Auto Txfr to MMLP/APMI	28,511.09	0.00	28,511.09
4/30/2009	0080993116	JE 18197	0080360035	Reverse duplicate ZBA	1,310.85	0.00	1,310.85
4/30/2009	0080309826	JE 18206	0080993116	Reverse duplicate entry	6,910.00	0.00	6,910.00
4/30/2009	0080313703	JE 18206	0080993116	Reverse duplicate entry	641.00	0.00	641.00
4/30/2009	0080992878	JE 18206	0080993116	Reverse duplicate entry	81,875.00	0.00	81,875.00
4/30/2009	0080358369	JE 18315	0080993116	Apr09 Bank Activity	2.71	0.00	2.71
4/30/2009	12352-45599	JE 18316	0080993116	04/09 Bank Activity	30.53	0.00	30.53
4/30/2009	0080309826	JE 18333	Payroll Account	Apr, 2009 pyrl disbursed	14,535.50	0.00	14,535.50
4/30/2009	0080313703	JE 18334	Payroll Account	Apr, 2009 pyrl disbursed	1,206.56	0.00	1,206.56
4/30/2009	9003746	JE 18335	Payroll Account	Apr, 2009 pyrl disbursed	5,831.91	0.00	5,831.91
4/30/2009	4162722	JE 18336	Meruelo Maddux Properties LP	Closed Account	4,203.06	0.00	4,203.06
4/30/2009	001-623532	JE 18337	Meruelo Maddux Properties LP	Closed Account	6,447.43	0.00	6,447.43
4/30/2009	PCB - 00120190680	JE 18400	Meruelo Maddux Properties LP	Closed Account	5,650.23	0.00	5,650.23
4/30/2009	1216600	JE 18409	Alameda Produce Market Inc	Closed Account	298.02	0.00	298.02
4/30/2009	PNC - 8606072419	JE 18412	Santa Fe Commerce Center Inc	4/09 Interest & Bank Fees	228.91	0.00	228.91
4/30/2009	0080992878	JE 18465	Payroll Account	APR 09 ADP fees	421.14	0.00	421.14
4/30/2009	0080992878	JE 18466	Payroll Account	Apr 09 Payroll Disbursed	172,347.49	0.00	172,347.49
4/30/2009	9003746	JE 18591	Payroll Account	Apr, 2009 pyrl disbursed	337.55	0.00	337.55
4/30/2009	0080917651	RC 24136	Reyes Produce	NSF - Returned item b115-02	4,200.00	0.00	4,200.00
4/30/2009	0080307051	RC 24177	F&A Future Collection	NSF - Returned item t0000485	2,900.00	0.00	2,900.00
4/30/2009	0080992704	RC 24258	Eduardo Marquez	NSF - Returned item t0000046	7,300.00	0.00	7,300.00
4/30/2009	0080358369	RC 24281	Kevin Scott	NSF - Returned item t0000401	3,903.99	0.00	3,903.99
4/30/2009	0080358369	RC 24282	Kevin Scott	NSF - Returned item t0000400	3,061.01	0.00	3,061.01
4/1/2009	Mission Blvd	Reserves	Kennedy Funding, Inc.	Interest Expense 3/1/09-3/31/09	0.00	88,000.00	88,000.00
4/30/2009	Loan #011032602	Reserves	Capmark Finance, Inc.	4/30/09 Bank Fees	0.00	25.00	25.00
			TOTAL DISBURSEMENTS THIS PERIOD:		2,725,533.93	390,101.46	3,115,635.39

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

I.  BANK RECONCILIATION

14591-34716 MMP-760 South Hill St., LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	8,412.74
		ADJUSTED BANK BALANCE		8,412.74

2237133612GXX MMP-760 South Hill St., LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	6,640,545.33
		ADJUSTED BANK BALANCE		6,640,545.33

12352-45599 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	3,955.02
		ADJUSTED BANK BALANCE		3,955.02

14591-61927 Merco Group - Overland Terminal, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	1,216,641.07
		ADJUSTED BANK BALANCE		1,216,641.07

2120351811 788 S. Alameda, LLC Debtor in Posession	Statement Date:	4/30/2009	Statement Bal:	7,514.33
		ADJUSTED BANK BALANCE		7,514.33

1216600 Alameda Produce Market, LLC Debtor in Posession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

4162722 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080307044 Meruelo Maddux 1000 E Cesar Chavez, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		404	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080301989 Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		328	04/27/2009	268.26
		329	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		593.26

		ADJUSTED BANK BALANCE		(593.26)

0080301658 Merco Group 1060 N. Vignes, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		301	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

I.  BANK RECONCILIATION

0080301559 Merco Group 1211 E Washington Blvd LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		364	10/16/2008	1,126.43
		396	03/17/2009	247.96
		403	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		1,699.39

		ADJUSTED BANK BALANCE		(1,699.39)

0080301583 Meruelo Maddux Properties 12385 San Fernando Road, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		288	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080994023 Merco Group 1308 Orchard St., LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		123	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080310162 Merco Group 146 Front St, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		215	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080301492 Merco Group 1500 Griffith Ave, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		237	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080301815 Meruelo Maddux Properties 1919 Vineburn, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		194	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080301500 Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		538	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

I.  BANK RECONCILIATION

0080994643 Merco Group 2040 Camfield Ave., LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301963 Meruelo Maddux Properties 2131 Humboldt Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		306	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080307051 Meruelo Maddux 230 W Ave 26, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	900.00
		230	05/09/2008	1,100.00
		262	10/16/2008	72.98
		263	10/16/2008	44.64
		282	02/11/2009	162.68
		253	09/05/2008	15,000.00
		295	03/18/2009	350.00
		297	04/15/2009	900.00
		300	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		17,955.30

		ADJUSTED BANK BALANCE		(17,055.30)

0080306665 Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		155	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080358294 Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080994676 MG-2529 Santa Fe Ave, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		323	03/17/2009	418.02
		328	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		743.02

		ADJUSTED BANK BALANCE		(743.02)

0080302235 Merco Group 2640 Washington Blvd, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		353	03/11/2009	200.51
		354	03/11/2009	305.79
		356	03/18/2009	20.00
		360	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		851.30

		ADJUSTED BANK BALANCE		(851.30)

I.  BANK RECONCILIATION

0080301518 Meruelo Maddux Properties 2951 Lenwood Road, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		296	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080302433 Meruelo Maddux Properties 306 330 N Ave 21, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	113.40
		564	03/03/2009	207.36
		572	04/21/2009	113.40
		574	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		645.76

		ADJUSTED BANK BALANCE		(532.36)

0080301724 Merco Group 3185 E Washington Blvd, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	6,000.00
		183	04/15/2009	6,000.00
		185	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		6,325.00

		ADJUSTED BANK BALANCE		(325.00)

0080306871 Meruelo Maddux 336 W. 11th Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		205	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080994650 MM-420 Boyd St, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	2,500.00
		257	09/05/2008	1,350.00
		341	03/17/2009	305.09
		349	04/15/2009	2,500.00
		351	04/23/2009	12.00
		352	04/27/2009	12.92
		353	04/27/2009	325.00
		355	04/30/2009	368.96
		TOTAL OUTSTANDING CHECKS		4,873.97

		ADJUSTED BANK BALANCE		(2,373.97)

0080302276 Merco Group 425 W 11th Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		290	03/20/2009	178.20
		297	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		503.20

		ADJUSTED BANK BALANCE		(503.20)

0080306459 Merco Group 4th Street Center, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	900.00
		268	03/18/2009	123.50
		269	04/15/2009	900.00
		271	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		1,348.50

		ADJUSTED BANK BALANCE		(448.50)

I.  BANK RECONCILIATION

0080302474 MMP-500 Mateo Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		184	03/20/2009	900.00
		186	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		1,225.00

		ADJUSTED BANK BALANCE		(1,225.00)

0080352826 Meruelo Maddux Properties 5500 Flotilla Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		119	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080313711 Meruelo Maddux 555 Central Ave, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080301567 Merco Group 5707 S Alameda, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		272	10/16/2008	3,171.07
		296	03/18/2009	87.00
		298	03/20/2009	1,440.00
		300	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		5,023.07

		ADJUSTED BANK BALANCE		(5,023.07)

0080302029 Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		379	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080301807 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	6,000.00
		524	03/13/2009	1,038.82
		530	03/18/2009	126.51
		532	03/20/2009	124.25
		536	04/15/2009	6,000.00
		539	04/23/2009	900.75
		540	04/23/2009	303.54
		541	04/27/2009	11.53
		542	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		8,830.40

		ADJUSTED BANK BALANCE		(2,830.40)

0080364953 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

I.  BANK RECONCILIATION

0080302029 Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		3859	10/31/2008	6,851.63
		3862	10/31/2008	70.00
		3881	11/14/2008	278.31
		3887	11/19/2008	792.84
		3956	12/31/2008	86.08
		4012	02/14/2009	244.52
		4060	03/16/2009	801.39
		4064	03/16/2009	1,056.00
		4066	03/16/2009	108.55
		4068	03/20/2009	241.68
		4071	03/20/2009	3,500.00
		4085	04/27/2009	190.52
		4086	04/27/2009	1,056.00
		4087	04/27/2009	699.75
		4088	04/27/2009	325.00
		4089	04/30/2009	868.00
		TOTAL OUTSTANDING CHECKS		17,170.27

		ADJUSTED BANK BALANCE		(17,170.27)

0080358369 Meruelo Maddux Properties 760 S. Hill Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
			04/30/2009	285.00
		TOTAL DEPOSITS IN TRANSIT		285.00

		ADJUSTED BANK BALANCE		285.00

0080992704 788 South Alameda, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	6,000.00
		245	11/15/2007	100.00
		429	01/29/2009	8,928.00
		434	02/09/2009	472.50
		450	04/15/2009	6,000.00
		454	04/27/2009	77.68
		455	04/27/2009	325.00
		456	04/30/2009	1,083.00
		457	04/30/2009	346.00
		TOTAL OUTSTANDING CHECKS		17,332.18

		ADJUSTED BANK BALANCE		(11,332.18)

0080313703 788 South Alameda, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	1,458.58
		ADJUSTED BANK BALANCE		1,458.58

0080301930 Merco Group 801 E 7th St, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		217	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080310139 Meruelo Maddux 817-825 S. Hill St., LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		190	03/20/2009	330.61
		193	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		655.61

		ADJUSTED BANK BALANCE		(655.61)

I.  BANK RECONCILIATION

0080994098 905 E. 8th Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		235	02/09/2009	775.00
		245	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		1,100.00

		ADJUSTED BANK BALANCE		(1,100.00)

0080306855 Meruelo Maddux 915-949 Hill Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		232	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080917651 Alameda Produce Market, LLC. Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	14,665.17
		3787	10/16/2008	2,206.56
		3789	10/16/2008	2,352.00
		3882	12/08/2008	487.53
		3950	01/29/2009	6,159.63
		3962	02/09/2009	327.75
		3963	02/09/2009	4,560.00
		3966	02/18/2009	290.76
		4007	03/11/2009	39.95
		4018	03/20/2009	1,892.48
		4019	03/20/2009	859.46
		4021	03/20/2009	1,940.53
		4035	04/15/2009	11,790.00
		4039	04/21/2009	1,759.42
		4041	04/21/2009	1,306.42
		4042	04/21/2009	1,568.75
		4047	04/27/2009	1,909.00
		4048	04/27/2009	129.96
		4049	04/27/2009	325.00
		4050	04/30/2009	7,806.00
		TOTAL OUTSTANDING CHECKS		47,711.20

		ADJUSTED BANK BALANCE		(33,046.03)

0080360035 Alameda Produce Market, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		101	10/01/2008	329.00
		102	10/01/2008	270.00
		103	10/01/2008	1,750.00
		104	10/01/2008	3,203.35
		183	02/09/2009	140.00
		198	03/11/2009	585.00
		206	04/27/2009	714.03
		207	04/27/2009	198.75
		209	04/30/2009	165.00
		TOTAL OUTSTANDING CHECKS		7,355.13

		ADJUSTED BANK BALANCE		(7,355.13)

0080309826 Alameda Produce Market, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	2,255.55
		ADJUSTED BANK BALANCE		2,255.55

I.  BANK RECONCILIATION

0080301948 Meruelo Baldwin Park, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		260	04/27/2009	2.08
		261	04/27/2009	325.00
		262	04/30/2009	752.00
		TOTAL OUTSTANDING CHECKS		1,079.08

		ADJUSTED BANK BALANCE		(1,079.08)

0080301542 Merco Group Ceres Street Produce, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		158	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080313729 Meruelo Maddux Construction, Inc. Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		120	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080301823 Merco Group-Little J, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		705	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080362437 Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		109	12/19/2008	3,997.66
		127	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		4,322.66

		ADJUSTED BANK BALANCE		(4,322.66)

0080919822 Merco Group, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080306442 Merco Group, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	6,000.00
		285	04/15/2009	6,000.00
		287	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		6,325.00

		ADJUSTED BANK BALANCE		(325.00)

0080300981 Meruelo Farms LLC dba National Cold Storage Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	6,000.00
		2650	03/13/2009	5,529.50
		2656	03/20/2009	28.54
		2663	04/15/2009	6,000.00
		2666	04/16/2009	8.00
		2667	04/16/2009	1,900.00
		2668	04/23/2009	6.47
		2669	04/23/2009	6.47
		2670	04/23/2009	104.49
		2671	04/23/2009	7.48
		2672	04/24/2009	3,755.00
		2673	04/27/2009	325.00
		2674	04/30/2009	325.00
		TOTAL OUTSTANDING CHECKS		17,995.95

		ADJUSTED BANK BALANCE		(11,995.95)

I.  BANK RECONCILIATION

0080301757 Meruelo Farms, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	317.74
		ADJUSTED BANK BALANCE		317.74

0080992878 Meruelo Maddux Management, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	19,258.10
		216	04/15/2009	6,000.00
		218	04/27/2009	7,117.00
		219	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		13,442.00

		ADJUSTED BANK BALANCE		5,816.10

0080993116 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	2,172,210.16
		2338	10/02/2008	825.79
		2400	10/17/2008	1,000.00
		2474	11/14/2008	15.00
		2693	02/09/2009	1,848.00
		2684	02/04/2009	2,916.00
		2695	02/09/2009	1,499.26
		2696	02/09/2009	643.02
		2752	03/09/2009	273.57
		2766	03/13/2009	1,000.00
		2778	03/17/2009	1,000.00
		2779	03/17/2009	2,725.00
		2782	03/20/2009	128.75
		2806	04/15/2009	11,790.00
		2808	04/15/2009	6,000.00
		2818	04/16/2009	1,000.00
		2820	04/21/2009	675.00
		2821	04/21/2009	788.50
		2824	04/21/2009	56.63
		2825	04/21/2009	841.00
		2827	04/23/2009	139.98
		2828	04/23/2009	467.38
		2829	04/23/2009	59.55
		2830	04/23/2009	153.00
		2832	04/23/2009	490.98
		2834	04/23/2009	1,299.00
		2836	04/27/2009	12,696.44
		2837	04/27/2009	27,623.00
		2838	04/27/2009	7,920.00
		2839	04/27/2009	975.00
		TOTAL OUTSTANDING CHECKS		86,849.85

		ADJUSTED BANK BALANCE		2,085,360.31

610001422 Meruelo Maddux Properties, LP Debtor in Posession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

80365190 Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:
		ADJUSTED BANK BALANCE		0.00

0080310212 Meruelo Maddux Properties, Inc Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		232	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

I.  BANK RECONCILIATION

0080310204 Meruelo Maddux Properties, Inc Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080992670 Meruelo Maddux Properties Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	61,580.20
		ADJUSTED BANK BALANCE		61,580.20

0080994106 Meruelo Maddux Properties Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	142,074.51
		ADJUSTED BANK BALANCE		142,074.51

0080993181 Meruelo Maddux Properties Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	24,317.01
		ADJUSTED BANK BALANCE		24,317.01

0080360027 Merco Group, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	24,735.66
		ADJUSTED BANK BALANCE		24,735.66

0080302458 MMP-3rd & Omar Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		277	03/17/2009	122.35
		281	04/27/2009	325.00
		282	04/30/2009	272.00
		TOTAL OUTSTANDING CHECKS		719.35

		ADJUSTED BANK BALANCE		(719.35)

0080301997 Merco Group Overland Terminal, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

0080994031 Santa Fe Commerce Ctr, Inc. Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		230	10/16/2008	887.54
		262	03/10/2009	3,072.50
		268	03/20/2009	975.00
		272	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		5,260.04

		ADJUSTED BANK BALANCE		(5,260.04)

0080309834 Santa Fe & Washington, Inc. Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		387	04/27/2009	142.56
		388	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		467.56

		ADJUSTED BANK BALANCE		(467.56)

0080302193 Merco Group-South Park, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	2,500.00
		642	04/15/2009	2,500.00
		645	04/27/2009	1,072.01
		646	04/27/2009	119.74
		647	04/27/2009	20.27
		648	04/27/2009	3.39
		649	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		4,040.41

		ADJUSTED BANK BALANCE		(1,540.41)

I.  BANK RECONCILIATION

0080994072 MMP Ventures, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		111	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		325.00

		ADJUSTED BANK BALANCE		(325.00)

0080301690 Market Wall Street Market, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		226	05/21/2008	20.00
		250	04/27/2009	325.00
		TOTAL OUTSTANDING CHECKS		345.00

		ADJUSTED BANK BALANCE		(345.00)

0371500324 MMP-2951 Lenwood Road, LLC Construction Account Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

001-623532 MMLP Meruelo Maddux Properties LP Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

001624180 Preferred Bank Merco Group South Park, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

00120190680 Meruelo Maddux, LP Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	0.00
		ADJUSTED BANK BALANCE		0.00

8606072419 Santa Fe Commerce Center, Inc. Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	2,177.92
		ADJUSTED BANK BALANCE		2,177.92

9003746 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	3,338.12
		ADJUSTED BANK BALANCE		3,338.12

63787782 MG-2640 Washington Blvd, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	4,665.09
		ADJUSTED BANK BALANCE		4,665.09

18296574 Meruelo Wall Street, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	511,992.14
		ADJUSTED BANK BALANCE		511,992.14

153461807312 MMLP Meruelo Maddux Properties, LP Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	1,002,115.38
		ADJUSTED BANK BALANCE		1,002,115.38

Loan #99191 Merco Group 2001-2021 W. Mission Blvd., LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	49,507.53
		ADJUSTED BANK BALANCE		49,507.53

Loan #118605034 Alameda Produce Market, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	176,255.15
		ADJUSTED BANK BALANCE		176,255.15

I.  BANK RECONCILIATION

Loan #011032602 Santa Fe Commerce Center, Inc. Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	128,427.48
		ADJUSTED BANK BALANCE		128,427.48

Loan #011032602 Santa Fe Commerce Center, Inc. Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	470,919.78
		ADJUSTED BANK BALANCE		470,919.78

Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	Statement Date:	04/30/2009	Statement Bal:	264,000.00
		ADJUSTED BANK BALANCE		264,000.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment (Accrual 4/1 - 4/30/09)	Post-Petition payments not made (Number)	Total Due
Secured Creditors:
Meruelo Farms, LLC	Imperial Capital Bank	Monthly	45,068.50	1.13	51,077.63
Meruelo Farms, LLC	Pacific Commerce Bank	Monthly	9,072.92	1.13	10,282.64
Merco Group - 1500 Griffith Avenue, LLC	Yoshiaki & Fumiko Murakami	Monthly	17,260.27	1.13	19,561.64
Merco Group - 1500 Griffith Avenue, LLC & Merco Group - 4th Street Center, LLC	East West Bank	Monthly	31,982.50	1.13	36,246.83
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	29,945.48	1.13	33,938.21
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	21,885.46	1.13	24,803.52
Meruelo Maddux - Mission Boulevard., LLC	Kennedy Funding, Inc.	Monthly	88,000.00	1.00	88,000.00
Merco Group - 2001-2021 West Mission Blvd., LLC	PNL Pomona, L.P.	Monthly	74,775.29	1.13	84,745.33
Meruelo Maddux Properties - 760 S. Hill Street, LLC	Bank of America	Monthly	104,234.18	1.13	118,358.50
Merco Group - 3185 E. Washington Blvd., LLC	Chinatrust Bank (U.S.A.)	Monthly	55,102.54	1.13	62,449.55
2640 Washington Blvd., LLC	United Commercial Bank	Monthly	40,440.48	1.13	45,832.54
Merco Group, LLC	East West Bank	Monthly	103,125.00	1.13	118,235.22
Merco Group, LLC	East West Bank	Monthly	71,599.82	1.13	81,146.46
Meruelo Wall Street, LLC	United Commercial Bank	Monthly	112,942.15	1.13	128,001.10
Merco Group - 425 W. 11th Street, LLC	East West Bank	Monthly	18,912.50	1.13	21,434.17
Merco Group - 620 Gladys Avenue, LLC	East West Bank	Monthly	36,992.23	1.13	41,924.53
Meruelo Maddux Properties - 1919 Vineburn Street, LLC	Imperial Capital Bank	Monthly	37,596.23	1.13	42,609.06
Meruelo Maddux - 500 Mateo Street, LLC - SOLD 4/30/09	Western Mixers Produce & Nuts, Inc.	Monthly	2,595.83	0.00	0.00
Meruelo Maddux - 420 Boyd Street, LLC	East West Bank	Monthly	37,137.92	1.13	42,089.64
Meruelo Maddux - 3rd & Omar Street, LLC	East West Bank	Monthly	13,864.81	0.53	7,394.57
Meruelo Maddux Properties - 2131 Humboldt Street, LLC	Vahan & Anoush Chamlian; Assigned to Wells Fargo	Monthly	37,916.66	1.13	42,809.13
Meruelo Maddux - 915-949 S. Hill Street, LLC	Imperial Capital Bank	Monthly	60,052.18	1.13	68,059.14
Merco Group - Southpark, LLC	Bank of America	Monthly	54,166.67	1.13	61,388.89
788 S. Alameda Street, LLC	California Bank & Trust	Monthly	32,788.24	1.13	37,160.01
Alameda Produce Market, LLC	Cathay Bank	Monthly	274,588.38	1.13	311,200.16
Alameda Produce Market, LLC	Cathay Bank	Monthly	65,659.63	1.13	74,414.25
Santa Fe Commerce Center	Capmark Finance, Inc.	Monthly	63,398.64	1.13	71,851.79
905 8th Street, LLC	The Stanford Group, L.P.	Monthly	12,187.50	1.13	13,760.08
2529 Santa Fe Avenue, LLC	East West Bank	Monthly	19,566.53	1.13	24,518.25

Lessor:
Meruelo Farms, LLC	Susan E. Moody, Trustee	Monthly	1,728.00	1.13	1,952.64

Executory Contracts / Employment Agreements*:
Meruelo Maddux Properties, Inc.	Richard Meruelo	Bi-Weekly	37,500.00	1.13	42,375.00
Meruelo Maddux Properties, Inc.	John Charles Maddux	Bi-Weekly	37,500.00	1.13	42,375.00
Meruelo Maddux Properties, Inc.	Andrew Murray	Bi-Weekly	22,916.67	1.13	25,895.84

*Currently, no Executory Contracts have been assumed or rejected. As of 4/30/09 we have not paid any compensation to Insiders.

			1,672,503.21	TOTAL DUE:	1,875,891.32

III.  TAX LIABILITIES

FOR THE REPORTING PERIOD:  APRIL 1 - 30, 2009

			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	255,227.64

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding	0.00	0.00	N/A
	State Withholding	0.00	0.00	N/A
	FICA- Employer's Share	0.00	0.00	N/A
	FICA- Employee's Share	0.00	0.00	N/A
	Federal Unemployment	0.00	0.00	N/A
	Sales and Use	0.00	0.00	N/A
	Real Property	2,830,058.81	2,830,058.81	4/10/2009
	Real Property	69,485.17	69,485.17	4/15/2009
Other:
	TOTAL:	2,899,543.98	2,899,543.98

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:		4/30/2009
(Provide a copy of monthly account statements for each of the below)

ENTITY	ACCOUNT NO.	AMOUNT
MMP-760 South Hill St., LLC Debtor in Possession	14591-34716	8,412.74
MMP-760 South Hill St., LLC Debtor in Possession	2237133612GXX	6,640,545.33
Meruelo Maddux Properties, LP Debtor in Possession	12352-45599	3,955.02
Merco Group - Overland Terminal, LLC Debtor in Possession	14591-61927	1,216,641.07
788 S. Alameda, LLC Debtor in Possession	2120351811	7,514.33
Alameda Produce Market, LLC Debtor in Possession	1216600	-
Meruelo Maddux Properties, LP Debtor in Possession	4162722	-
Meruelo Maddux 1000 E Cesar Chavez, LLC Debtor in Possession	0080307044	-
Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC Debtor in Possession	0080301989	-
Merco Group 1060 N. Vignes, LLC Debtor in Possession	0080301658	-
Merco Group 1211 E Washington Blvd LLC Debtor in Possession	0080301559	-
Meruelo Maddux Properties 12385 San Fernando Road, LLC Debtor in Possession	0080301583	-
Merco Group 1308 Orchard St., LLC Debtor in Possession	0080994023	-
Merco Group 146 Front St, LLC Debtor in Possession	0080310162	-
Merco Group 1500 Griffith Ave, LLC Debtor in Possession	0080301492	-
Meruelo Maddux Properties 1919 Vineburn, LLC Debtor in Possession	0080301815	-
Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	0080301500	-
Merco Group 2040 Camfield Ave., LLC Debtor in Possession	0080994643	-
Meruelo Maddux Properties 2131 Humboldt Street, LLC Debtor in Possession	0080301963	-
Meruelo Maddux 230 W Ave 26, LLC Debtor in Possession	0080307051	900.00
Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	0080306665	-
Meruelo Maddux 2415 E Washington Blvd, LLC Debtor in Possession	0080358294	-
MG-2529 Santa Fe Ave, LLC Debtor in Possession	0080994676	-
Merco Group 2640 Washington Blvd, LLC Debtor in Possession	0080302235	-
Meruelo Maddux Properties 2951 Lenwood Road, LLC Debtor in Possession	0080301518	-
Meruelo Maddux Properties 306 330 N Ave 21, LLC Debtor in Possession	0080302433	113.40
Merco Group 3185 E Washington Blvd, LLC Debtor in Possession	0080301724	6,000.00
Meruelo Maddux 336 W. 11th Street, LLC Debtor in Possession	0080306871	-
MM-420 Boyd St, LLC Debtor in Possession	0080994650	2,500.00
Merco Group 425 W 11th Street, LLC Debtor in Possession	0080302276	-
Merco Group 4th Street Center, LLC Debtor in Possession	0080306459	900.00
MMP-500 Mateo Street, LLC Debtor in Possession	0080302474	-
Meruelo Maddux Properties 5500 Flotilla Street, LLC Debtor in Possession	0080352826	-
Meruelo Maddux 555 Central Ave, LLC Debtor in Possession	0080313711	-
Merco Group 5707 S Alameda, LLC Debtor in Possession	0080301567	-
Merco Group 620 Gladys Ave, LLC Debtor in Possession	0080302383	-
Meruelo Wall Street, LLC Debtor in Possession	0080301807	6,000.00
Meruelo Wall Street, LLC Debtor in Possession	0080364953	-
Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	0080302029	-
Meruelo Maddux Properties 760 South Hill Street, LLC Debtor in Possession	0080358369	-
788 South Alameda, LLC Debtor in Possession	0080992704	6,000.00
788 South Alameda, LLC Debtor in Possession	0080313703	1,458.58
Merco Group 801 E 7th St, LLC Debtor in Possession	0080301930	-
Meruelo Maddux 817-825 S. Hill St., LLC Debtor in Possession	0080310139	-
905 E. 8th Street, LLC Debtor in Possession	0080994098	-
Meruelo Maddux 915-949 Hill Street, LLC Debtor in Possession	0080306855	-
Alameda Produce Market, LLC Debtor in Possession	0080917651	14,665.17
Alameda Produce Market, LLC Debtor in Possession	0080360035	-
Alameda Produce Market, LLC Debtor in Possession	0080309826	2,255.55
Meruelo Baldwin Park, LLC Debtor in Possession	0080301948	-
Merco Group Ceres Street Produce, LLC Debtor in Possession	0080301542	-
Meruelo Maddux Construction, Inc. Debtor in Possession	0080313729	-
Merco Group-Little J, LLC Debtor in Possession	0080301823	-
Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	0080362437	-
Merco Group, LLC Debtor in Possession	0080919822	-
Merco Group, LLC Debtor in Possession	0080306442	6,000.00
Meruelo Farms LLC dba National Cold Storage Debtor in Possession	0080300981	6,000.00
Meruelo Farms, LLC Debtor in Possession	0080301757	317.74
Meruelo Maddux Management, LLC Debtor in Possession	0080992878	19,258.10
Meruelo Maddux Properties, LP Debtor in Possession	0080993116	2,172,210.16
Meruelo Maddux Properties, LP Debtor in Possession	610001422	-
Meruelo Maddux Properties, LP Debtor in Possession	80365190	-
Meruelo Maddux Properties, Inc Debtor in Possession	0080310212	-
Meruelo Maddus Properties, Inc Debtor in Possession	0080310204	-
Meruelo Maddux Properties Debtor in Possession	0080992670	61,580.20
Meruelo Maddux Properties Debtor in Possession	0080994106	142,074.51
Meruelo Maddux Properties Debtor in Possession	0080993181	24,317.01
Merco Group, LLC Debtor in Possession	0080360027	24,735.66
MMP-3rd & Omar Street, LLC Debtor in Possession	0080302458	-
Merco Group Overland Terminal, LLC Debtor in Possession	0080301997	-
Santa Fe Commerce Ctr, Inc. Debtor in Possession	0080994031	-
Santa Fe & Washington Market, Inc. Debtor in Possession	0080309834	-

I. D.  SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:		4/30/2009
(Provide a copy of monthly account statements for each of the below)

ENTITY	ACCOUNT NO.	AMOUNT
Merco Group-South Park, LLC Debtor in Possession	0080302193	2,500.00
MMP Ventures, LLC Debtor in Possession	0080994072	-
Wall Street Market, LLC Debtor in Possession	0080301690	-
MMP-2951 Lenwood Road, LLC Construction Account Debtor in Possession	0371500324	-
Meruelo Maddux Properties LP Debtor in Possession	001-623532	-
Merco Group South Park, LLC Debtor in Possession	001624180	-
Meruelo Maddux, LP Debtor in Possession	00120190680	-
Santa Fe Commerce Center, Inc. Debtor in Possession	8606072419	2,177.92
Meruelo Wall Street, LLC Debtor in Possession	9003746	3,338.12
MG-2640 Washington Blvd, LLC Debtor in Possession	63787782	4,665.09
Meruelo Wall Street, LLC Debtor in Possession	18296574	511,992.14
Meruelo Maddux Properties, LP Debtor in Possession	153461807312	1,002,115.38
Merco Group 2001-2021 W Mission Blvd, LLC Debtor in Possession	Loan #99191	49,507.53
Alameda Produce Market, LLC Debtor in Possession	Loan #118605034	176,255.15
Santa Fe Commerce Center, Inc. Debtor in Possession	Loan #011032602	128,427.48
Santa Fe Commerce Center, Inc. Debtor in Possession	Loan #011032602	470,919.78
Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession	Mission Blvd	264,000.00

	TOTAL	12,990,253.16
Note: We do not have any Petty Cash accounts

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	190,789.44	6,832.96	610,785.24
31 - 60 days	13,585.66	292,217.68	0.00
61 - 90 days	0.00	153,635.20	0.00
91 - 120 days	0.00	102,898.83	0.00
Over 120 days	0.00	133,908.97	0.00
TOTAL:	204,375.10	689,493.64	610,785.24

V.  INSURANCE COVERAGE

Waived by Ms. Maria Marquez. See Insurance Schedule previously provided.
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability
Worker's Compensation
Casualty
Vehicle
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)
Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
03/31/2009		325	05/28/2009	325	0
03/31/2009		325	04/30/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0
03/31/2009		325	04/27/2009	325	0

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Entity Name	Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing

1000 Cesar Chavez LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
1009 N Citrus Ave LLc	March 31, 2009	-	325.00	04/27/2009	325.00	-
1060 Vignes, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
1211 Washington, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
12385 San Fernado Road, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
1308 Orchard Ave LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
146 Front Street, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
1500 Griffith Ave, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
1919 Vineburn St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
2001 Mission Blvd LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
2131 Humboldt St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
230 Ave 26, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
2415 E Washington Blvd, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
2529 Santa Fe Ave, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
2640 Washington Blvd, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
2951 Lenwodd Ave, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
306 330 N Ave 21, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
3185 Washington Blvd, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
336 W 11th St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
420 Boyd St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
425 W 11th St, LLc	March 31, 2009	-	325.00	04/27/2009	325.00	-
4th Street Center, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
500 Mateo St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
5500 Flotilla St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
5707 S Alameda St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
620 Gladys Ave, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Meruelo Wall St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
760 S Hill St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
788 S Alameda St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
801 E 8th St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
817-825 S Hill St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
905 E 8th Street, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
915-949 S Hill St, LLc	March 31, 2009	-	325.00	04/27/2009	325.00	-
Alameda Produce Market, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Meruelo Baldwin Park, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Ceres Street Produce, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Meruelo Madduz Construction, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Little J, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Mission Blvd, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Merco Group, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Meruelo Farms, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
National Cold Storage, LLC	March 31, 2009	-	325.00	04/30/2009	325.00	-
Meruelo Maddux Management, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
555 Central Ave, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Overland Terminal St, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Meruelo Maddux Properties, LP	March 31, 2009	-	325.00	04/27/2009	325.00	-
Meruelo Maddux Properties, Inc	March 31, 2009	-	325.00	04/27/2009	325.00	-
MMP Ventures, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
3rd & Omar, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Santa Fe Commerce Inc	March 31, 2009	-	325.00	04/27/2009	325.00	-
Santa Fe Washington Market, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Merco Group SouthPark, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
Wall Street Market, LLC	March 31, 2009	-	325.00	04/27/2009	325.00	-
2040 Camfield Ave, LLC	March 31, 2009	-	325.00		-	325.00

			17,550.00		17,225.00	325.00

VII.  SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month

No Compensation disbursements made to insiders during the period

VIII.  SCHEDULE OF OTHER AMOUNTS TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month

No Other disbursements made to insiders during the period

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	Meruelo Farms, LLC 13358 / National Cold Storage, LLC 13376	1500 Griffith Avenue, LLC 13398	2951 Lenwood Road, LLC 13383	2001-2021 West Mission Blvd, LLC 13403	Meruelo Maddux Mission Blvd, LLC 13369
REVENUE
Rental Income	68,445	37,727	-	8,500	-
Management Fees	-	-	-	-	-
Other Income	480	-	-	-	-
TOTAL REVENUE	68,925	37,727	-	8,500	-

OPERATING EXPENSES
Direct Corporate Property Management	20,584	17,700	8,333	12,500	16,667
Payroll - Insiders	-	-	-	-	-
Property Administration	5,581	967	811	325	638
Cleaning	-	-	-	-	-
General Building	4,034	-	-	-	-
Insurance	4,545	708	3,074	9,315	10,034
Repairs and Maintenance	5,907	-	1,500	-	10,420
Real Property Taxes	21,622	12,684	66,017	21,162	21,276
Security	180	-	12,312	-	10,570
Utilities	47,035	-	2,679	-	6,515
Depreciation and Amortization	7,055	10,473	9,053	-	15,071
Stock Compensation	-	-	-	-	-
General and Administrative	21,214	12,184	8,605	3,282	13,565
Misc Operating Expense
TOTAL OPERATING EXPENSES	137,757	54,716	112,384	46,584	104,756

Net Income/(Loss) from Operations	(68,833)	(16,989)	(112,384)	(38,084)	(104,756)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	57,747	54,472	51,831	74,775	95,392
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	57,747	54,472	51,831	74,775	95,392

NET INCOME/(LOSS)	(126,580)	(71,461)	(164,215)	(112,860)	(200,149)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	760 Hill Steeet, LLC 13363	3185 Washington Blvd, LLC 13373	Wall Street Market, LLC 13377	2640 Washington Blvd, LLC 13397	1009 North Citrus Avenue 13372
REVENUE
Rental Income	91,905	100,000	-	56,480	-
Management Fees	-	-	-	-	-
Other Income	3,045	-	-	-	-
TOTAL REVENUE	94,951	100,000	-	56,480	-

OPERATING EXPENSES
Direct Corporate Property Management	43,800	17,700	-	13,448	2,600
Payroll - Insiders	-	-	-	-	-
Property Administration	18,486	1,700	325	4,072	325
Cleaning	5,040	-	-	2,337	-
General Building	6,183	-	-	600	572
Insurance	4,913	780	-	625	-
Repairs and Maintenance	2,775	-	-	1,787	-
Real Property Taxes	31,440	13,014	-	9,217	2,891
Security	15,626	-	-	14,966	-
Utilities	8,352	-	-	480	-
Depreciation and Amortization	119,068	19,467	-	15,947	-
Stock Compensation	-	-	-	-	-
General and Administrative	11,210	12,478	800	7,139	3,682
Misc Operating Expense
TOTAL OPERATING EXPENSES	266,892	65,139	1,125	70,618	10,070

Net Income/(Loss) from Operations	(171,942)	34,861	(1,125)	(14,138)	(10,070)

NON-OPERATING INCOME
Interest Income	2,223	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	2,223	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	104,234	55,103	-	40,817	-
Legal and Professional	5,767	-	-	-	(500)
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	110,001	55,103	-	40,817	(500)

NET INCOME/(LOSS)	(279,720)	(20,241)	(1,125)	(54,955)	(9,570)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	146 East Front Street, LLC 13380	12385 San Fernando Road, LLC 13338	Merco Group, LLC 13406	Meruelo Baldwin Park, LLC 13386	Meruelo Wall Street, LLC 13366
REVENUE
Rental Income	-	-	114,113	5,400	182,189
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	-	-	114,113	5,400	182,189

OPERATING EXPENSES
Direct Corporate Property Management	950	7,607	67,050	11,283	53,029
Payroll - Insiders	-	-	-	-	-
Property Administration	325	325	638	325	5,748
Cleaning	-	-	-	-	2,000
General Building	-	-	-	-	1,642
Insurance	130	61	183	64	1,875
Repairs and Maintenance	-	-	-	752	440
Real Property Taxes	1,519	7,191	16,586	6,939	28,706
Security	-	-	-	-	-
Utilities	-	-	-	29	632
Depreciation and Amortization	-	-	48,007	-	30,546
Stock Compensation	-	-	-	-	-
General and Administrative	1,852	5,754	324,244	5,584	22,773
Misc Operating Expense
TOTAL OPERATING EXPENSES	4,777	20,938	456,708	24,976	147,392

Net Income/(Loss) from Operations	(4,777)	(20,938)	(342,595)	(19,576)	34,797

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	188,216	-	112,942
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	188,216	-	112,942

NET INCOME/(LOSS)	(4,777)	(20,938)	(530,811)	(19,576)	(78,145)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	5707 S. Alameda, LLC 13381	1060 N. Vignes, LLC 13374	1211 Washington Blvd, LLC 13382	4th Street Center, LLC 13399	425 West 11th Street, LLC 13400
REVENUE
Rental Income	7,057	-	37,368	-	13,207
Management Fees	-	-	-	-	-
Other Income	1,400	-	-	4,000	3,011
TOTAL REVENUE	8,457	-	37,368	4,000	16,218

OPERATING EXPENSES
Direct Corporate Property Management	7,552	7,206	13,663	5,519	18,300
Payroll - Insiders	-	-	-	-	-
Property Administration	2,562	325	4,397	1,600	325
Cleaning	-	-	-	-	-
General Building	-	-	480	-	(0)
Insurance	4,098	32	6,410	562	4,002
Repairs and Maintenance	-	-	-	-	-
Real Property Taxes	3,936	3,938	8,426	6,506	14,435
Security	-	-	-	-	-
Utilities	5,763	346	1,423	-	(487)
Depreciation and Amortization	1,427	-	11,543	2,407	-
Stock Compensation	-	-	-	-	-
General and Administrative	3,478	3,507	6,589	4,704	17,090
Misc Operating Expense
TOTAL OPERATING EXPENSES	28,815	15,354	52,931	21,298	53,664

Net Income/(Loss) from Operations	(20,359)	(15,354)	(15,564)	(17,298)	(37,446)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	18,913
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	-	-	18,913

NET INCOME/(LOSS)	(20,359)	(15,354)	(15,564)	(17,298)	(56,359)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	620 Gladys Avenue, LLC 13401	801 E. 7th Street, LLC 13378	Ceres Street Produce, LLC 13385	Overland Terminal, LLC 13434	1000 E. Cesar Chavez, LLC 13393
REVENUE
Rental Income	38,363	-	-	-	4,850
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	38,363	-	-	-	4,850

OPERATING EXPENSES
Direct Corporate Property Management	13,138	-	2,016	-	6,682
Payroll - Insiders	-	-	-	-	-
Property Administration	1,495	325	325	435	1,385
Cleaning	-	-	-	-	-
General Building	-	-	-	-	76
Insurance	1,734	-	-	-	2,340
Repairs and Maintenance	-	-	-	-	178
Real Property Taxes	17,511	476	2,223	-	5,771
Security	-	-	-	-	-
Utilities	250	-	-	-	1,216
Depreciation and Amortization	5,492	-	-	-	3,847
Stock Compensation	-	-	-	-	-
General and Administrative	15,296	1,128	2,327	-	4,765
Misc Operating Expense
TOTAL OPERATING EXPENSES	54,915	1,929	6,891	435	26,259

Net Income/(Loss) from Operations	(16,551)	(1,929)	(6,891)	(435)	(21,409)

NON-OPERATING INCOME
Interest Income	-	-	-	500	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	500	-

NON-OPERATING EXPENSES
Interest Expense	41,706	-	-	-	-
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	41,706	-	-	-	-

NET INCOME/(LOSS)	(58,258)	(1,929)	(6,891)	65	(21,409)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	230 W. Avenue 26, LLC 13389	1919 Vineburn, LLC 13364	306-330 N. Avenue 21, LLC 13370	336 W. 11th Street, LLC 13402	500 Mateo Street, LLC 13361
REVENUE
Rental Income	15,254	70,562	9,055	-	9,860
Management Fees	-	-	-	-	-
Other Income	50	-	-	-	-
TOTAL REVENUE	15,304	70,562	9,055	-	9,860

OPERATING EXPENSES
Direct Corporate Property Management	7,800	12,846	2,981	4,489	2,850
Payroll - Insiders	-	-	-	-	-
Property Administration	2,033	638	2,089	325	427
Cleaning	-	-	-	-	-
General Building	-	-	721	-	-
Insurance	2,731	-	4,742	55	162
Repairs and Maintenance	108	-	400	-	-
Real Property Taxes	5,601	9,353	3,840	8,700	2,664
Security	-	-	113	(381)	-
Utilities	1,627	-	2,179	-	-
Depreciation and Amortization	5,313	7,761	1,980	-	1,093
Stock Compensation	-	-	-	-	-
General and Administrative	4,647	6,412	3,436	6,775	5,744
Misc Operating Expense
TOTAL OPERATING EXPENSES	29,859	37,010	22,482	19,963	12,940

Net Income/(Loss) from Operations	(14,556)	33,552	(13,427)	(19,963)	(3,080)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	2,343
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	2,343

NON-OPERATING EXPENSES
Interest Expense	-	39,888	-	-	2,596
Legal and Professional	-	-	1,250	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	39,888	1,250	-	2,596

NET INCOME/(LOSS)	(14,556)	(6,335)	(14,677)	(19,963)	(3,332)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	420 Boyd Street, LLC 13360	3rd & Omar Street, LLC 13359	2131 Humboldt Street, LLC 13371	2415 E. Washington Blvd, LLC 13365	915-949 Hill Street, LLC 13362
REVENUE
Rental Income	37,336	10,005	14,500	-	30,000
Management Fees	-	-	-	-	-
Other Income	-	-	-	1,950	375
TOTAL REVENUE	37,336	10,005	14,500	1,950	30,375

OPERATING EXPENSES
Direct Corporate Property Management	9,563	4,500	15,769	1,943	18,810
Payroll - Insiders	-	-	-	-	-
Property Administration	4,345	2,025	325	325	325
Cleaning	1,523	-	-	-	-
General Building	206	85	-	-	-
Insurance	5,144	925	384	2,675	131
Repairs and Maintenance	998	272	39	-	-
Real Property Taxes	10,436	5,482	16,440	2,063	20,862
Security	-	-	-	-	-
Utilities	8,412	839	14	-	-
Depreciation and Amortization	3,921	835	-	-	-
Stock Compensation	-	-	-	-	-
General and Administrative	10,363	4,567	12,096	2,255	19,561
Misc Operating Expense
TOTAL OPERATING EXPENSES	54,911	19,530	45,066	9,260	59,689

Net Income/(Loss) from Operations	(17,575)	(9,525)	(30,566)	(7,310)	(29,314)

NON-OPERATING INCOME
Interest Income	0	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	0	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	37,404	14,150	37,917	-	60,052
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	37,404	14,150	37,917	-	60,052

NET INCOME/(LOSS)	(54,978)	(23,675)	(68,483)	(7,310)	(89,366)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	South Park, LLC 13407	Little J, LLC 13405	817-825 S. Hill Street, LLC 13391	788 South Alameda, LLC 13395	Alameda Square 13394
REVENUE
Rental Income	45,500	47,302	5,650	89,168	294,961
Management Fees	-	-	-	-	-
Other Income	-	-	-	730	3,200
TOTAL REVENUE	45,500	47,302	5,650	89,898	298,161

OPERATING EXPENSES
Direct Corporate Property Management	85,875	12,792	10,440	17,500	106,314
Payroll - Insiders	-	-	-	-	-
Property Administration	972	950	325	15,989	1,678
Cleaning	-	-	-	3,739	2,000
General Building	16,033	-	-	-	2,086
Insurance	196	296	102	486	17,390
Repairs and Maintenance	-	-	-	2,186	18,580
Real Property Taxes	38,635	5,750	14,135	6,451	34,990
Security	(667)	-	-	14,966	14,656
Utilities	185	-	82	78	20,502
Depreciation and Amortization	-	15,051	-	18,031	40,708
Stock Compensation	-	-	-	-	-
General and Administrative	47,087	4,441	10,262	8,101	21,476
Misc Operating Expense
TOTAL OPERATING EXPENSES	188,317	39,280	35,346	87,527	280,380

Net Income/(Loss) from Operations	(142,817)	8,022	(29,696)	2,371	17,781

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	54,167	-	-	34,163	-
Legal and Professional	425	-	-	490	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	54,592	-	-	34,653	-

NET INCOME/(LOSS)	(197,409)	8,022	(29,696)	(32,283)	17,781

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	Seventh Street Produce Market 13394	Santa Fe Commerce Center, Inc. 13368	Santa Fe & Washington Market, LLC 13379	905 8th Street, LLC 13396	1308 S. Orchard, LLC 13384
REVENUE
Rental Income	300,669	126,059	40,300	6,850	-
Management Fees	-	-	-	-	-
Other Income	13,950	-	875	-	-
TOTAL REVENUE	314,619	126,059	41,176	6,850	-

OPERATING EXPENSES
Direct Corporate Property Management	72,756	34,875	7,244	4,500	583
Payroll - Insiders	-	-	-	-	-
Property Administration	12,644	2,110	2,941	4,717	325
Cleaning	6,868	-	228	504	-
General Building	20,300	-	1,470	-	-
Insurance	19,262	5,520	5,429	1,813	-
Repairs and Maintenance	35,676	-	1,480	-	-
Real Property Taxes	24,801	13,473	4,554	3,808	971
Security	47,533	-	278	-	-
Utilities	70,000	10,086	2,161	-	-
Depreciation and Amortization	49,020	21,465	8,398	7,795	-
Stock Compensation	-	-	-	-	-
General and Administrative	18,792	58,084	(1,949)	3,416	1,556
Misc Operating Expense
TOTAL OPERATING EXPENSES	377,652	145,612	32,233	26,553	3,435

Net Income/(Loss) from Operations	(63,033)	(19,554)	8,943	(19,703)	(3,435)

NON-OPERATING INCOME
Interest Income	0	164	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	0	164	-	-	-

NON-OPERATING EXPENSES
Interest Expense	340,248	65,335	(10)	12,188	-
Legal and Professional	11,836	-	1,390	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	352,084	65,335	1,380	12,188	-

NET INCOME/(LOSS)	(415,117)	(84,725)	7,563	(31,891)	(3,435)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	Meruelo Maddux Construction, Inc. 13388	555 Central Avenue, LLC 13439	MMP Ventures, LLC 13392	Meruelo Maddux Properties, L.P. 13387	Meruelo Maddux Management, LLC 13390	2529 Santa Fe Avenue, LLC 13404
REVENUE
Rental Income	-	-	-	-	-	13,350
Management Fees	-	-	-	4,500	43,100	-
Other Income	-	-	-	-	-	-
TOTAL REVENUE	-	-	-	4,500	43,100	13,350

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	(290,340)	(150,074)	5,658
Payroll - Insiders	-	-	-	-	-	-
Property Administration	325	(206)	325	568	325	1,390
Cleaning	-	-	-	1,071	-	-
General Building	-	-	-	359	-	-
Insurance	(386)	(999)	-	39,375	11,309	232
Repairs and Maintenance	-	-	-	-	-	-
Real Property Taxes	-	-	-	-	-	6,070
Security	-	-	-	24,894	(69,443)	-
Utilities	-	-	-	-	-	424
Depreciation and Amortization	-	-	-	29,026	-	5,784
Stock Compensation	-	-	-	86,607	-	-
General and Administrative	-	1,205	800	12,987	111,813	7,385
Misc Operating Expense
TOTAL OPERATING EXPENSES	(61)	-	1,125	(95,452)	(96,070)	26,944

Net Income/(Loss) from Operations	61	-	(1,125)	99,952	139,170	(13,594)

NON-OPERATING INCOME
Interest Income	-	-	-	613	-	-
Gain on Sale of Asset	-	-	-	-	-	-
Other
TOTAL NON-OPERATING INCOME	-	-	-	613	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	-	19,567
Legal and Professional	-	-	-	10,403	-	-
Impairment Loss on Real Estate	-	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-	-
Minority Interests	-	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	-	10,403	-	19,567

NET INCOME/(LOSS)	61	-	(1,125)	90,162	139,170	(33,160)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	2040 Camfield Avenue, LLC 13375	Meruelo Maddux - 5500 Flotilla Street, LLC 13367	Meruelo Maddux Properties, Inc. 13356	Sub-Total Debtor Entities	Eliminations	Consolidated Debtor Entities
REVENUE
Rental Income	-	-	-	1,931,985	(31,213)	1,900,772
Management Fees	-	-	-	47,600	(43,100)	4,500
Other Income	-	-	-	33,066		33,066
TOTAL REVENUE	-	-	-	2,012,652	(74,313)	1,938,339

OPERATING EXPENSES
Direct Corporate Property Management	4,417	417	(371,835)	-		-
Payroll - Insiders	-	-	175,000	175,000		175,000
Property Administration	-	325	395	112,721	(43,100)	69,621
Cleaning	-	-	-	25,309		25,309
General Building	-	-	-	54,847		54,847
Insurance	-	-	84,561	257,018		257,018
Repairs and Maintenance	-	-	-	83,497		83,497
Real Property Taxes	4,872	972	-	568,409		568,409
Security	-	-	-	85,603		85,603
Utilities	-	-	-	190,823		190,823
Depreciation and Amortization	-	-	-	515,582		515,582
Stock Compensation	-	-	80,205	166,812	(31,213)	135,599
General and Administrative	4,135	1,284	18,284	918,265		918,265
Misc Operating Expense				-		-
TOTAL OPERATING EXPENSES	13,424	2,999	(13,391)	3,153,887	(74,313)	3,079,574

Net Income/(Loss) from Operations	(13,424)	(2,999)	13,391	(1,141,235)	-	(1,141,235)

NON-OPERATING INCOME
Interest Income	-	-	125	3,625		3,625
Gain on Sale of Asset	-	-	-	2,343		2,343
Other				-		-
TOTAL NON-OPERATING INCOME	-	-	125	5,969	-	5,969

NON-OPERATING EXPENSES
Interest Expense	-	-	-	1,613,812		1,613,812
Legal and Professional	-	-	-	31,061		31,061
Impairment Loss on Real Estate	-	-	-	-		-
Provision (Benefit) for Income Taxes	-	-	-	-		-
Minority Interests	-	-	-	-	(10,996)	(10,996)
TOTAL NON-OPERATING EXPENSES	-	-	-	1,644,873	(10,996)	1,633,877

NET INCOME/(LOSS)	(13,424)	(2,999)	13,516	(2,780,139)	10,996	(2,769,143)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
For the Month of April

	Debtor Entities	Non-Debtor Entities	Eliminations	Meruelo Maddux Properties, Inc.
REVENUE
Rental Income	1,931,985	23,500	(31,213)	1,924,272
Management Fees	47,600	-	(43,100)	4,500
Other Income	33,066	2,800	-	35,866
TOTAL REVENUE	2,012,652	26,300	(74,313)	1,964,639

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-
Payroll - Insiders	175,000	-	-	175,000
Property Administration	112,721	1,999	(43,100)	71,620
Cleaning	25,309	-	-	25,309
General Building	54,847	396	-	55,243
Insurance	257,018	115	-	257,133
Repairs and Maintenance	83,497	322	-	83,819
Real Property Taxes	568,409	6,341	-	574,750
Security	85,603	-	-	85,603
Utilities	190,823	(576)	-	190,247
Depreciation and Amortization	515,582	-	-	515,582
Stock Compensation	166,812	-	(31,213)	135,599
General and Administrative	918,265	21,575	-	939,840
Misc Operating Expense	-	-	-	-
TOTAL OPERATING EXPENSES	3,153,887	30,171	(74,313)	3,109,745

Net Income/(Loss) from Operations	(1,141,235)	(3,871)	-	(1,145,106)

NON-OPERATING INCOME
Interest Income	3,625	38,789	-	42,415
Gain on Sale of Asset	2,343	-	-	2,343
Other	-	-	-	-
TOTAL NON-OPERATING INCOME	5,969	38,789	-	44,758

NON-OPERATING EXPENSES
Interest Expense	1,613,812	-	-	1,613,812
Legal and Professional	31,061	3,956	-	35,017
Impairment Loss on Real Estate	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-
Minority Interests	-	-	(10,996)	(10,996)
TOTAL NON-OPERATING EXPENSES	1,644,873	3,956	(10,996)	1,637,832

NET INCOME/(LOSS)	(2,780,139)	30,963	10,996	(2,738,180)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009

	Meruelo Farms, LLC 13358 / National Cold Storage, LLC 13376	1500 Griffith Avenue, LLC 13398	2951 Lenwood Road, LLC 13383	2001-2021 West Mission Blvd, LLC 13403	Meruelo Maddux Mission Blvd, LLC 13369
REVENUE
Rental Income	74,259	36,491	8	7,934	-
Management Fees	-	-	-	-	-
Other Income	480	-	-	-	-
TOTAL REVENUE	74,739	36,491	8	7,934	-

OPERATING EXPENSES
Direct Corporate Property Management	20,584	17,700	8,333	12,500	16,667
Payroll - Insiders	-	-	-	-	-
Property Administration	6,352	1,082	1,583	4,598	711
Cleaning	-	-	-	-	-
General Building	3,985	-	-	-	-
Insurance	5,175	807	3,471	10,516	11,364
Repairs and Maintenance	7,140	-	1,500	-	11,765
Real Property Taxes	24,412	14,320	67,503	23,893	24,021
Security	180	-	13,883	258	12,411
Utilities	70,879	-	3,672	-	8,278
Depreciation and Amortization	7,966	11,825	10,227	-	17,016
Stock Compensation	-	-	-	-	-
General and Administrative	24,182	12,763	9,360	3,539	13,741
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	170,855	58,497	119,531	55,304	115,972

Net Income/(Loss) from Operations	(96,115)	(22,006)	(119,523)	(47,370)	(115,972)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	65,431	61,713	58,742	84,745	107,634
Legal and Professional	-	-	13	-	14
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	65,431	61,713	58,754	84,745	107,647

NET INCOME/(LOSS)	(161,547)	(83,719)	(178,277)	(132,115)	(223,619)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	760 Hill Steeet, LLC 13363	3185 Washington Blvd, LLC 13373	Wall Street Market, LLC 13377	2640 Washington Blvd, LLC 13397	1009 North Citrus Avenue 13372
REVENUE
Rental Income	102,870	112,903	-	62,639	-
Management Fees	-	-	-	-	-
Other Income	3,724	-	-	-	-
TOTAL REVENUE	106,595	112,903	-	62,639	-

OPERATING EXPENSES
Direct Corporate Property Management	43,800	17,700	-	13,448	2,600
Payroll - Insiders	-	-	-	-	-
Property Administration	22,794	1,910	334	4,562	357
Cleaning	6,198	-	-	2,337	-
General Building	7,325	-	-	677	725
Insurance	5,166	881	32	687	-
Repairs and Maintenance	4,120	-	-	1,870	-
Real Property Taxes	35,497	14,693	-	10,406	3,450
Security	17,668	-	-	16,897	-
Utilities	9,611	-	-	542	-
Depreciation and Amortization	134,429	21,979	-	18,005	-
Stock Compensation	-	-	-	-	-
General and Administrative	11,346	14,151	800	8,396	3,825
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	297,955	71,313	1,166	77,828	10,957

Net Income/(Loss) from Operations	(191,361)	41,590	(1,166)	(15,189)	(10,957)

NON-OPERATING INCOME
Interest Income	2,508	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	2,508	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	118,358	62,450	-	46,257	-
Legal and Professional	6,951	3,230	-	-	(288)
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	125,310	65,679	-	46,257	(288)

NET INCOME/(LOSS)	(314,163)	(24,089)	(1,166)	(61,447)	(10,669)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	146 East Front Street, LLC 13380	12385 San Fernando Road, LLC 13338	Merco Group, LLC 13406	Meruelo Baldwin Park, LLC 13386	Meruelo Wall Street, LLC 13366
REVENUE
Rental Income	-	-	128,837	5,890	206,532
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	-	-	128,837	5,890	206,532

OPERATING EXPENSES
Direct Corporate Property Management	950	7,607	67,050	11,283	53,029
Payroll - Insiders	-	-	-	-	-
Property Administration	325	357	678	338	7,734
Cleaning	-	-	-	-	2,565
General Building	-	-	-	-	1,889
Insurance	148	61	269	64	2,214
Repairs and Maintenance	-	-	-	752	673
Real Property Taxes	1,717	8,119	18,726	7,835	32,410
Security	-	-	-	-	16
Utilities	-	-	-	38	1,332
Depreciation and Amortization	-	-	54,201	-	34,487
Stock Compensation	-	-	-	-	-
General and Administrative	1,904	6,001	360,046	5,824	25,685
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	5,044	22,146	500,970	26,133	162,034

Net Income/(Loss) from Operations	(5,044)	(22,146)	(372,133)	(20,243)	44,498

NON-OPERATING INCOME
Interest Income	-	-	-	-	446
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	-	-	446

NON-OPERATING EXPENSES
Interest Expense	-	-	214,614	-	128,425
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	214,614	-	128,425

NET INCOME/(LOSS)	(5,044)	(22,146)	(586,747)	(20,243)	(83,481)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	5707 S. Alameda, LLC 13381	1060 N. Vignes, LLC 13374	1211 Washington Blvd, LLC 13382	4th Street Center, LLC 13399	425 West 11th Street, LLC 13400
REVENUE
Rental Income	7,967	-	41,747	-	14,911
Management Fees	-	-	-	-	-
Other Income	1,581	-	-	4,000	7,593
TOTAL REVENUE	9,548	-	41,747	4,000	22,504

OPERATING EXPENSES
Direct Corporate Property Management	7,552	7,206	13,663	5,519	18,300
Payroll - Insiders	-	-	-	-	-
Property Administration	2,861	325	5,206	1,712	325
Cleaning	-	-	19	-	-
General Building	-	-	666	-	35
Insurance	4,482	32	6,810	650	4,324
Repairs and Maintenance	220	-	289	16	157
Real Property Taxes	4,444	4,446	9,514	7,346	16,297
Security	-	-	-	-	-
Utilities	5,899	461	1,895	-	(54)
Depreciation and Amortization	1,611	-	13,032	2,718	-
Stock Compensation	-	-	-	-	-
General and Administrative	3,622	3,641	6,990	4,820	18,983
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	30,691	16,112	58,084	22,780	58,367

Net Income/(Loss) from Operations	(21,143)	(16,112)	(16,338)	(18,780)	(35,863)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	21,434
Legal and Professional	-	-	13	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	13	-	21,434

NET INCOME/(LOSS)	(21,143)	(16,112)	(16,350)	(18,780)	(57,297)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	620 Gladys Avenue, LLC 13401	801 E. 7th Street, LLC 13378	Ceres Street Produce, LLC 13385	Overland Terminal, LLC 13434	1000 E. Cesar Chavez, LLC 13393
REVENUE
Rental Income	43,937	-	-	-	5,476
Management Fees	-	-	-	-	-
Other Income	-	-	-	-	-
TOTAL REVENUE	43,937	-	-	-	5,476

OPERATING EXPENSES
Direct Corporate Property Management	13,138	-	2,016	-	6,682
Payroll - Insiders	-	-	-	-	-
Property Administration	1,678	357	539	439	1,576
Cleaning	-	-	-	-	-
General Building	-	-	-	-	115
Insurance	1,927	340	-	-	2,642
Repairs and Maintenance	-	-	16	-	391
Real Property Taxes	19,770	537	2,509	-	6,516
Security	-	-	-	-	-
Utilities	327	-	-	-	1,444
Depreciation and Amortization	6,311	-	-	-	4,338
Stock Compensation	-	-	-	-	-
General and Administrative	16,643	1,282	2,402	-	4,967
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	59,795	2,516	7,482	439	28,670

Net Income/(Loss) from Operations	(15,859)	(2,516)	(7,482)	(439)	(23,195)

NON-OPERATING INCOME
Interest Income	-	-	-	567	-
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	-	567	-

NON-OPERATING EXPENSES
Interest Expense	47,247	-	-	-	-
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	47,247	-	-	-	-

NET INCOME/(LOSS)	(63,106)	(2,516)	(7,482)	128	(23,195)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	230 W. Avenue 26, LLC 13389	1919 Vineburn, LLC 13364	306-330 N. Avenue 21, LLC 13370	336 W. 11th Street, LLC 13402	500 Mateo Street, LLC 13361
REVENUE
Rental Income	17,106	76,009	10,617	-	11,176
Management Fees	-	-	-	-	-
Other Income	437	-	-	-	-
TOTAL REVENUE	17,543	76,009	10,617	-	11,176

OPERATING EXPENSES
Direct Corporate Property Management	7,800	12,846	2,981	4,489	2,850
Payroll - Insiders	-	-	-	-	-
Property Administration	2,307	711	2,357	357	472
Cleaning	-	-	-	-	-
General Building	-	-	908	-	-
Insurance	3,083	156	5,354	55	183
Repairs and Maintenance	176	-	626	-	116
Real Property Taxes	6,356	10,560	4,335	9,823	3,008
Security	-	-	146	2,338	-
Utilities	1,926	-	3,449	-	-
Depreciation and Amortization	5,998	8,762	2,235	-	1,239
Stock Compensation	-	-	-	-	-
General and Administrative	4,981	7,093	3,590	7,068	5,833
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	32,627	40,128	25,981	24,130	13,702

Net Income/(Loss) from Operations	(15,084)	35,881	(15,364)	(24,130)	(2,526)

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	2,343
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	-	-	2,343

NON-OPERATING EXPENSES
Interest Expense	-	45,196	-	-	2,931
Legal and Professional	-	-	1,250	-	-
Impairment Loss on Real Estate	-	-	-	-	330,000
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	45,196	1,250	-	332,931

NET INCOME/(LOSS)	(15,084)	(9,316)	(16,614)	(24,130)	(333,113)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	420 Boyd Street, LLC 13360	3rd & Omar Street, LLC 13359	2131 Humboldt Street, LLC 13371	2415 E. Washington Blvd, LLC 13365	915-949 Hill Street, LLC 13362
REVENUE
Rental Income	42,269	11,296	16,694	-	33,871
Management Fees	-	-	-	-	-
Other Income	-	-	-	2,267	423
TOTAL REVENUE	42,269	11,296	16,694	2,267	34,294

OPERATING EXPENSES
Direct Corporate Property Management	9,563	4,500	15,769	1,943	18,810
Payroll - Insiders	-	-	-	-	-
Property Administration	4,906	2,277	493	357	357
Cleaning	1,732	-	-	-	-
General Building	302	96	-	-	-
Insurance	5,144	1,045	429	2,901	131
Repairs and Maintenance	1,127	439	192	-	-
Real Property Taxes	11,783	6,190	18,561	2,329	23,554
Security	-	-	-	-	-
Utilities	10,332	867	450	-	-
Depreciation and Amortization	4,427	942	-	-	-
Stock Compensation	-	-	-	-	-
General and Administrative	11,700	4,751	12,660	2,339	19,884
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	61,015	21,107	48,554	9,869	62,735

Net Income/(Loss) from Operations	(18,747)	(9,811)	(31,861)	(7,601)	(28,441)

NON-OPERATING INCOME
Interest Income	2	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	2	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	42,390	16,035	42,809	-	68,059
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	42,390	16,035	42,809	-	68,059

NET INCOME/(LOSS)	(61,135)	(25,846)	(74,670)	(7,601)	(96,500)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	South Park, LLC 13407	Little J, LLC 13405	817-825 S. Hill Street, LLC 13391	788 South Alameda, LLC 13395	Alameda Square 13394
REVENUE
Rental Income	51,371	57,922	6,360	98,895	333,124
Management Fees	-	-	-	-	-
Other Income	-	-	97	1,053	3,200
TOTAL REVENUE	51,371	57,922	6,456	99,947	336,324

OPERATING EXPENSES
Direct Corporate Property Management	85,875	12,792	10,440	17,500	106,314
Payroll - Insiders	-	-	-	-	-
Property Administration	972	1,031	357	16,609	2,399
Cleaning	-	-	-	4,028	3,032
General Building	16,058	-	-	(1)	3,656
Insurance	222	336	102	629	17,390
Repairs and Maintenance	-	-	-	2,187	20,281
Real Property Taxes	43,620	6,492	15,959	7,283	39,504
Security	(581)	-	-	16,897	16,547
Utilities	447	-	191	337	32,211
Depreciation and Amortization	-	16,993	-	20,239	45,960
Stock Compensation	-	-	-	-	-
General and Administrative	54,736	4,838	10,269	9,455	21,478
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	201,350	42,482	37,319	95,164	308,774

Net Income/(Loss) from Operations	(149,979)	15,440	(30,862)	4,783	27,550

NON-OPERATING INCOME
Interest Income	-	-	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	61,389	(968)	-	38,712	-
Legal and Professional	425	-	-	522	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	61,814	(968)	-	39,235	-

NET INCOME/(LOSS)	(211,792)	16,408	(30,862)	(34,452)	27,550

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	Seventh Street Produce Market 13394	Santa Fe Commerce Center, Inc. 13368	Santa Fe & Washington Market, LLC 13379	905 8th Street, LLC 13396	1308 S. Orchard, LLC 13384
REVENUE
Rental Income	337,105	142,269	45,647	7,853	-
Management Fees	-	-	-	-	-
Other Income	15,982	-	903	-	-
TOTAL REVENUE	353,087	142,269	46,550	7,853	-

OPERATING EXPENSES
Direct Corporate Property Management	72,756	34,875	7,244	4,500	583
Payroll - Insiders	-	-	-	-	-
Property Administration	15,323	2,374	3,303	4,876	357
Cleaning	9,030	-	230	504	-
General Building	25,064	-	1,713	-	-
Insurance	24,685	6,232	6,248	2,047	-
Repairs and Maintenance	40,237	153	1,998	-	-
Real Property Taxes	28,001	15,211	5,141	4,300	1,096
Security	53,666	-	295	-	-
Utilities	95,231	10,366	2,439	80	-
Depreciation and Amortization	55,418	24,234	9,481	8,801	-
Stock Compensation	-	-	-	-	-
General and Administrative	21,337	65,640	(1,451)	3,660	1,644
Misc Operating Expense	-	-	-	-	-
TOTAL OPERATING EXPENSES	440,748	159,086	36,641	28,767	3,680

Net Income/(Loss) from Operations	(87,661)	(16,816)	9,909	(20,914)	(3,680)

NON-OPERATING INCOME
Interest Income	0	237	-	-	-
Gain on Sale of Asset	-	-	-	-	-
Other	-	-	-	-	-
TOTAL NON-OPERATING INCOME	0	237	-	-	-

NON-OPERATING EXPENSES
Interest Expense	385,461	74,038	(10)	13,760	-
Legal and Professional	11,836	126	1,751	-	-
Impairment Loss on Real Estate	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Minority Interests	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	397,297	74,164	1,741	13,760	-

NET INCOME/(LOSS)	(484,958)	(90,743)	8,168	(34,674)	(3,680)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	Meruelo Maddux Construction, Inc. 13388	555 Central Avenue, LLC 13439	MMP Ventures, LLC 13392	Meruelo Maddux Properties, L.P. 13387	Meruelo Maddux Management, LLC 13390	2529 Santa Fe Avenue, LLC 13404
REVENUE
Rental Income	-	-	-	-	-	16,032
Management Fees	-	-	-	5,081	48,661	-
Other Income	-	-	-	(6)	-	-
TOTAL REVENUE	-	-	-	5,074	48,661	16,032

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	(290,340)	(150,074)	5,658
Payroll - Insiders	-	-	-	-	-	-
Property Administration	322	(206)	383	621	357	1,545
Cleaning	-	-	-	1,278	-	-
General Building	-	-	-	430	-	-
Insurance	(386)	(999)	-	34,294	13,711	265
Repairs and Maintenance	-	-	-	-	-	75
Real Property Taxes	-	-	-	-	-	6,795
Security	-	-	-	25,116	(72,923)	1,290
Utilities	-	-	-	-	-	526
Depreciation and Amortization	-	-	-	32,981	-	6,536
Stock Compensation	-	-	-	97,783	-	-
General and Administrative	260	1,205	798	20,063	130,328	8,137
Misc Operating Expense	-	-	-	-	-	-
TOTAL OPERATING EXPENSES	196	(0)	1,181	(77,772)	(78,601)	30,827

Net Income/(Loss) from Operations	(196)	0	(1,181)	82,847	127,262	(14,796)

NON-OPERATING INCOME
Interest Income	-	-	-	871	-	-
Gain on Sale of Asset	-	-	-	-	-	-
Other	-	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	-	871	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	-	22,175
Legal and Professional	-	-	-	73,533	-	-
Impairment Loss on Real Estate	-	-	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-	-
Minority Interests	-	-	-	-	-	-
TOTAL NON-OPERATING EXPENSES	-	-	-	73,533	-	22,175

NET INCOME/(LOSS)	(196)	0	(1,181)	10,184	127,262	(36,971)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	2040 Camfield Avenue, LLC 13375	Meruelo Maddux - 5500 Flotilla Street, LLC 13367	Meruelo Maddux Properties, Inc. 13356	Sub-Total Debtor Entities	Eliminations	Consolidated Debtor Entities
REVENUE
Rental Income	-	-	-	2,168,015	(35,240)	2,132,775
Management Fees	-	-	-	53,742	(48,661)	5,081
Other Income	-	-	-	41,734	-	41,734
TOTAL REVENUE	-	-	-	2,263,491	(83,901)	2,179,590

OPERATING EXPENSES
Direct Corporate Property Management	4,417	417	(371,835)	-	-	-
Payroll - Insiders	-	-	175,000	175,000	-	175,000
Property Administration	46	357	395	134,748	(48,661)	86,087
Cleaning	-	-	-	30,953	-	30,953
General Building	-	-	-	63,644	-	63,644
Insurance	-	-	94,729	280,049	-	280,049
Repairs and Maintenance	-	-	-	96,514	-	96,514
Real Property Taxes	5,501	1,046	-	634,830	-	634,830
Security	-	-	-	104,107	-	104,107
Utilities	-	-	-	263,175	-	263,175
Depreciation and Amortization	-	-	-	582,394	-	582,394
Stock Compensation	-	-	90,554	188,337	(35,240)	153,097
General and Administrative	4,295	1,301	53,767	1,056,570	-	1,056,570
Misc Operating Expense	-	-	-	-	-	-
TOTAL OPERATING EXPENSES	14,258	3,121	42,610	3,610,320	(83,901)	3,526,419

Net Income/(Loss) from Operations	(14,258)	(3,121)	(42,610)	(1,346,829)	-	(1,346,829)

NON-OPERATING INCOME
Interest Income	-	-	142	4,773	-	4,773
Gain on Sale of Asset	-	-	-	2,343	-	2,343
Other	-	-	-	-	-	-
TOTAL NON-OPERATING INCOME	-	-	142	7,116	-	7,116

NON-OPERATING EXPENSES
Interest Expense	-	-	-	1,829,029	-	1,829,029
Legal and Professional	-	-	-	99,375	-	99,375
Impairment Loss on Real Estate	-	-	-	330,000	-	330,000
Provision (Benefit) for Income Taxes	-	-	-	-	-	-
Minority Interests	-	-	-	-	(14,196)	(14,196)
TOTAL NON-OPERATING EXPENSES	-	-	-	2,258,404	(14,196)	2,244,208

NET INCOME/(LOSS)	(14,258)	(3,121)	(42,468)	(3,598,117)	14,196	(3,583,921)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtor-In-Possession
From March 27, 2009 through April 30, 2009
	Debtor Entities	Non-Debtor Entities	Eliminations	Meruelo Maddux Properties, Inc.
REVENUE
Rental Income	2,168,015	36,047	(35,240)	2,168,822
Management Fees	53,742	-	(48,661)	5,081
Other Income	41,734	4,929	-	46,663
TOTAL REVENUE	2,263,491	40,976	(83,901)	2,220,566

OPERATING EXPENSES
Direct Corporate Property Management	-	-	-	-
Payroll - Insiders	175,000	-	-	175,000
Property Administration	134,748	1,782	(48,661)	87,869
Cleaning	30,953	-	-	30,953
General Building	63,644	396	-	64,040
Insurance	280,049	141	-	280,189
Repairs and Maintenance	96,514	322	-	96,835
Real Property Taxes	634,830	7,159	-	641,989
Security	104,107	-	-	104,107
Utilities	263,175	(482)	-	262,693
Depreciation and Amortization	582,394	-	-	582,394
Stock Compensation	188,337	-	(35,240)	153,097
General and Administrative	1,056,570	20,665	-	1,077,235
Misc Operating Expense	-	-	-	-
TOTAL OPERATING EXPENSES	3,610,320	29,983	(83,901)	3,556,402

Net Income/(Loss) from Operations	(1,346,829)	10,993	-	(1,335,836)

NON-OPERATING INCOME
Interest Income	4,773	45,309	-	50,082
Gain on Sale of Asset	2,343	-	-	2,343
Other	-	-	-	-
TOTAL NON-OPERATING INCOME	7,116	45,309	-	52,425

NON-OPERATING EXPENSES
Interest Expense	1,829,029	(276)	-	1,828,753
Legal and Professional	99,375	7,765	-	107,140
Impairment Loss on Real Estate	330,000	-	-	330,000
Provision (Benefit) for Income Taxes	-	-	-	-
Minority Interests	-	-	(14,196)	(14,196)
TOTAL NON-OPERATING EXPENSES	2,258,404	7,489	(14,196)	2,251,696

NET INCOME/(LOSS)	(3,598,117)	48,814	14,196	(3,535,107)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	Meruelo Farms, LLC 13358 / National Cold Storage, LLC 13376	1500 Griffith Avenue, LLC 13398	2951 Lenwood Road, LLC 13383	2001-2021 West Mission Blvd, LLC 13403	Meruelo Maddux Mission Blvd, LLC 13369
ASSETS
CURRENT ASSETS
Unrestricted Cash	(12,145)	(325)	(325)	(325)	(4,323)
Restricted Cash	-	-	-	49,508	264,000
Accounts Receivable	(4,891)	(48,435)	-	-	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	35,071	-
TOTAL CURRENT ASSETS	(17,036)	(48,760)	(325)	84,254	259,677

Investment in Real Estate	23,942,803	11,758,720	6,239,676	17,778,230	19,958,166
Accumulated Depreciation	(584,428)	(523,659)	(293,994)	-	(2,049,679)
Net Investment in Real Estate	23,358,375	11,235,061	5,945,682	17,778,230	17,908,487

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,137,225)	(5,493,427)	(6,814,214)	(13,017,677)	(20,100,681)
Due from Insiders
Other Assets	71,450	15,689	5,995	-	192,201
TOTAL OTHER ASSETS	(9,065,775)	(5,477,738)	(6,808,219)	(13,017,677)	(19,908,480)
TOTAL ASSETS	14,275,563	5,708,563	(862,863)	4,844,806	(1,740,316)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	197,771	118,412	61,821	84,745	112,816
Taxes Payable	38,560	21,931	27,190	6,696	36,786
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	236,331	140,343	89,011	91,441	149,602
Pre-Petition Liabilities
Secured Liabilities	10,328,349	9,396,500	15,163,068	8,462,940	8,800,000
Priority Liabilities
Unsecured Liabilities	516,507	247,532	347,783	274,915	68,783
Other
TOTAL Pre-Petition Liabilities	10,844,856	9,644,032	15,510,851	8,737,855	8,868,783
TOTAL LIABILITIES	11,081,187	9,784,375	15,599,862	8,829,296	9,018,385
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	3,355,922	(3,992,093)	(16,284,448)	(3,852,374)	(10,535,081)
Post-Petition Profit/(Loss)	(161,547)	(83,719)	(178,277)	(132,115)	(223,619)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	3,194,376	(4,075,812)	(16,462,725)	(3,984,490)	(10,758,700)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	14,275,563	5,708,563	(862,863)	4,844,806	(1,740,316)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	760 Hill Steeet, LLC 13363	3185 Washington Blvd, LLC 13373	Wall Street Market, LLC 13377	2640 Washington Blvd, LLC 13397	1009 North Citrus Avenue 13372
ASSETS
CURRENT ASSETS
Unrestricted Cash	(8,473)	(325)	(345)	3,814	(593)
Restricted Cash	6,640,545	-	-	-	-
Accounts Receivable	64,706	100,000	-	24,547	157
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	6,696,778	99,675	(345)	28,361	(436)

Investment in Real Estate	26,439,397	12,270,735	-	9,585,953	6,980,288
Accumulated Depreciation	(1,379,325)	(700,809)	-	(379,354)	-
Net Investment in Real Estate	25,060,072	11,569,926	-	9,206,599	6,980,288

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(25,665,258)	(1,863,468)	(3,536,886)	(3,900,706)	(6,633,674)
Due from Insiders
Other Assets	8,042	-	-	36,579	-
TOTAL OTHER ASSETS	(25,657,216)	(1,863,468)	(3,536,886)	(3,864,127)	(6,633,674)
TOTAL ASSETS	6,099,634	9,806,133	(3,537,231)	5,370,833	346,178

LIABILITIES
Post-Petition Liabilities
Accounts Payable	229,029	316,319	-	128,241	304
Taxes Payable	45,906	22,501	-	17,058	7,753
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	274,934	338,820	-	145,300	8,056
Pre-Petition Liabilities
Secured Liabilities	28,108,094	9,541,565	-	6,066,073	-
Priority Liabilities
Unsecured Liabilities	673,970	317,625	62,717	295,982	86,780
Other
TOTAL Pre-Petition Liabilities	28,782,064	9,859,189	62,717	6,362,054	86,780
TOTAL LIABILITIES	29,056,998	10,198,009	62,717	6,507,354	94,837
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(22,643,201)	(367,787)	(3,598,783)	(1,075,074)	262,010
Post-Petition Profit/(Loss)	(314,163)	(24,089)	(1,166)	(61,447)	(10,669)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(22,957,364)	(391,876)	(3,599,949)	(1,136,521)	251,341
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	6,099,634	9,806,133	(3,537,231)	5,370,833	346,178

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	146 East Front Street, LLC 13380	12385 San Fernando Road, LLC 13338	Merco Group, LLC 13406	Meruelo Baldwin Park, LLC 13386	Meruelo Wall Street, LLC 13366
ASSETS
CURRENT ASSETS
Unrestricted Cash	(325)	(325)	(325)	(1,079)	508
Restricted Cash	-	-	-	-	511,992
Accounts Receivable	-	-	-	5,400	52,754
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	2,549
TOTAL CURRENT ASSETS	(325)	(325)	(325)	4,321	567,803

Investment in Real Estate	996,425	10,000,000	57,523,203	8,627,871	31,818,501
Accumulated Depreciation	-	-	(910,266)	-	(1,909,405)
Net Investment in Real Estate	996,425	10,000,000	56,612,937	8,627,871	29,909,095

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,245,667)	(9,005,869)	(16,678,871)	(8,859,845)	(3,028,856)
Due from Insiders
Other Assets	-	-	429,883	-	100,534
TOTAL OTHER ASSETS	(2,245,667)	(9,005,869)	(16,248,988)	(8,859,845)	(2,928,322)
TOTAL ASSETS	(1,249,567)	993,806	40,363,624	(227,653)	27,548,576

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	511,434	7,627	458,404
Taxes Payable	2,832	13,321	30,675	12,859	49,649
Notes Payable
Professional Fees
Secured Debt
Other	144,450	-	-	-	-
TOTAL Post-Petition Liabilities	147,282	13,321	542,110	20,486	508,053
Pre-Petition Liabilities
Secured Liabilities	-	-	25,108,209	-	20,850,859
Priority Liabilities
Unsecured Liabilities	25,483	120,723	1,189,496	116,647	637,272
Other
TOTAL Pre-Petition Liabilities	25,483	120,723	26,297,705	116,647	21,488,131
TOTAL LIABILITIES	172,766	134,044	26,839,815	137,133	21,996,184
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(1,417,289)	881,908	14,110,557	(344,543)	5,635,872
Post-Petition Profit/(Loss)	(5,044)	(22,146)	(586,747)	(20,243)	(83,481)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(1,422,332)	859,762	13,523,810	(364,786)	5,552,392
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(1,249,567)	993,806	40,363,624	(227,653)	27,548,576

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	5707 S. Alameda, LLC 13381	1060 N. Vignes, LLC 13374	1211 Washington Blvd, LLC 13382	4th Street Center, LLC 13399	425 West 11th Street, LLC 13400
ASSETS
CURRENT ASSETS
Unrestricted Cash	(5,023)	(325)	(1,699)	(449)	(503)
Restricted Cash	-	-	-	-	-
Accounts Receivable	6,782	-	25,864	-	5,393
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	1,759	(325)	24,165	(449)	4,890

Investment in Real Estate	4,465,638	10,294,689	7,467,980	7,148,176	18,719,410
Accumulated Depreciation	(71,345)	-	(519,130)	(45,740)	-
Net Investment in Real Estate	4,394,292	10,294,689	6,948,850	7,102,436	18,719,410

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(4,866,264)	(6,557,862)	(9,116,887)	(6,828,431)	(11,753,302)
Due from Insiders
Other Assets	800	-	151,300	-	-
TOTAL OTHER ASSETS	(4,865,464)	(6,557,862)	(8,965,587)	(6,828,431)	(11,753,302)
TOTAL ASSETS	(469,413)	3,736,502	(1,992,572)	273,557	6,970,998

LIABILITIES
Post-Petition Liabilities
Accounts Payable	13,593	351	73,692	-	27,317
Taxes Payable	7,244	7,286	15,583	11,250	26,723
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	20,837	7,637	89,275	11,250	54,039
Pre-Petition Liabilities
Secured Liabilities	-	-	-	-	5,340,000
Priority Liabilities
Unsecured Liabilities	69,856	66,370	180,933	78,870	300,413
Other
TOTAL Pre-Petition Liabilities	69,856	66,370	180,933	78,870	5,640,413
TOTAL LIABILITIES	90,693	74,007	270,209	90,120	5,694,453
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(538,962)	3,678,607	(2,246,431)	202,216	1,333,843
Post-Petition Profit/(Loss)	(21,143)	(16,112)	(16,350)	(18,780)	(57,297)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(560,105)	3,662,495	(2,262,781)	183,437	1,276,546
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(469,413)	3,736,502	(1,992,572)	273,557	6,970,998

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	620 Gladys Avenue, LLC 13401	801 E. 7th Street, LLC 13378	Ceres Street Produce, LLC 13385	Overland Terminal, LLC 13434	1000 E. Cesar Chavez, LLC 13393
ASSETS
CURRENT ASSETS
Unrestricted Cash	(325)	(325)	(325)	1,216,641	(325)
Restricted Cash	-	-	-	-	-
Accounts Receivable	16,894	-	-	-	3,750
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	16,569	(325)	(325)	1,216,641	3,425

Investment in Real Estate	13,730,700	404,559	2,286,717	-	6,350,376
Accumulated Depreciation	(484,048)	-	-	-	(163,997)
Net Investment in Real Estate	13,246,652	404,559	2,286,717	-	6,186,379

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,769,639)	(210,464)	(2,775,080)	(1,093,202)	(6,814,925)
Due from Insiders
Other Assets	49,325	-	-	-	162
TOTAL OTHER ASSETS	(9,720,314)	(210,464)	(2,775,080)	(1,093,202)	(6,814,762)
TOTAL ASSETS	3,542,907	193,770	(488,688)	123,439	(624,958)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	62,532	-	-	-	11,242
Taxes Payable	32,401	882	4,111	-	10,675
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	94,933	882	4,111	-	21,917
Pre-Petition Liabilities
Secured Liabilities	5,380,688	-	-	-	-
Priority Liabilities
Unsecured Liabilities	402,593	8,467	38,677	80,493	102,910
Other
TOTAL Pre-Petition Liabilities	5,783,281	8,467	38,677	80,493	102,910
TOTAL LIABILITIES	5,878,214	9,349	42,788	80,493	124,827
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(2,272,201)	186,938	(523,994)	42,818	(726,591)
Post-Petition Profit/(Loss)	(63,106)	(2,516)	(7,482)	128	(23,195)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(2,335,307)	184,421	(531,476)	42,946	(749,785)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	3,542,907	193,770	(488,688)	123,439	(624,958)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	230 W. Avenue 26, LLC 13389	1919 Vineburn, LLC 13364	306-330 N. Avenue 21, LLC 13370	336 W. 11th Street, LLC 13402	500 Mateo Street, LLC 13361
ASSETS
CURRENT ASSETS
Unrestricted Cash	(17,055)	(325)	(532)	(325)	(1,225)
Restricted Cash	-	-	-	-	-
Accounts Receivable	19,106	-	(1,878)	-	1,377,492
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	2,050	(325)	(2,410)	(325)	1,376,267

Investment in Real Estate	6,739,107	7,765,643	2,649,022	14,954,579	-
Accumulated Depreciation	(208,211)	(310,437)	(214,816)	-	-
Net Investment in Real Estate	6,530,896	7,455,206	2,434,206	14,954,579	-

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(6,415,401)	(2,979,945)	(3,569,065)	(10,560,612)	(1,972,869)
Due from Insiders
Other Assets	-	4,583	10,575	-	-
TOTAL OTHER ASSETS	(6,415,401)	(2,975,362)	(3,558,490)	(10,560,612)	(1,972,869)
TOTAL ASSETS	117,546	4,479,519	(1,126,695)	4,393,642	(596,602)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	20,755	73,958	19,354	-	-
Taxes Payable	10,359	16,172	7,100	16,090	-
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	31,114	90,130	26,454	16,090	-
Pre-Petition Liabilities
Secured Liabilities	-	5,468,543	-	-	-
Priority Liabilities
Unsecured Liabilities	96,873	243,566	79,081	165,631	250
Other
TOTAL Pre-Petition Liabilities	96,873	5,712,110	79,081	165,631	250
TOTAL LIABILITIES	127,987	5,802,240	105,535	181,721	250
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	4,643	(1,313,405)	(1,215,616)	4,236,050	(263,739)
Post-Petition Profit/(Loss)	(15,084)	(9,316)	(16,614)	(24,130)	(333,113)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(10,441)	(1,322,720)	(1,232,230)	4,211,921	(596,852)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	117,546	4,479,519	(1,126,695)	4,393,642	(596,602)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	420 Boyd Street, LLC 13360	3rd & Omar Street, LLC 13359	2131 Humboldt Street, LLC 13371	2415 E. Washington Blvd, LLC 13365	915-949 Hill Street, LLC 13362
ASSETS
CURRENT ASSETS
Unrestricted Cash	(2,374)	(719)	(325)	(325)	(325)
Restricted Cash	-	-	-	-	-
Accounts Receivable	43,883	19,055	13,000	1,460	30,319
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	41,509	18,336	12,675	1,135	29,994

Investment in Real Estate	8,600,457	4,728,793	15,050,772	2,077,298	31,462,871
Accumulated Depreciation	(321,523)	(36,735)	-	-	-
Net Investment in Real Estate	8,278,935	4,692,059	15,050,772	2,077,298	31,462,871

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,605,570)	(3,438,626)	(13,672,700)	(2,224,347)	(17,708,544)
Due from Insiders
Other Assets	24,406	4,552	-	-	-
TOTAL OTHER ASSETS	(2,581,164)	(3,434,074)	(13,672,700)	(2,224,347)	(17,708,544)
TOTAL ASSETS	5,739,280	1,276,321	1,390,747	(145,914)	13,784,322

LIABILITIES
Post-Petition Liabilities
Accounts Payable	86,114	33,868	67,910	-	74,303
Taxes Payable	19,961	10,141	30,411	3,868	36,071
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	106,075	44,009	98,321	3,868	110,374
Pre-Petition Liabilities
Secured Liabilities	5,950,000	2,557,146	7,000,000	-	9,063,875
Priority Liabilities
Unsecured Liabilities	336,413	84,305	392,914	38,254	257,922
Other
TOTAL Pre-Petition Liabilities	6,286,413	2,641,450	7,392,914	38,254	9,321,797
TOTAL LIABILITIES	6,392,488	2,685,459	7,491,236	42,121	9,432,171
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(592,074)	(1,383,292)	(6,025,819)	(180,434)	4,448,651
Post-Petition Profit/(Loss)	(61,135)	(25,846)	(74,670)	(7,601)	(96,500)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(653,208)	(1,409,138)	(6,100,489)	(188,036)	4,352,151
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	5,739,280	1,276,321	1,390,747	(145,914)	13,784,322

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	South Park, LLC 13407	Little J, LLC 13405	817-825 S. Hill Street, LLC 13391	788 South Alameda, LLC 13395	Alameda Square 13394
ASSETS
CURRENT ASSETS
Unrestricted Cash	(1,540)	(325)	(656)	(2,359)	(7,355)
Restricted Cash	-	-	-	-	-
Accounts Receivable	35,500	47,906	29,500	93,648	22,430
Notes Receivable	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	33,960	47,581	28,844	91,289	15,075

Investment in Real Estate	69,659,264	8,781,944	18,315,277	8,852,455	24,383,410
Accumulated Depreciation	-	(880,690)	-	(502,679)	(5,826,248)
Net Investment in Real Estate	69,659,264	7,901,254	18,315,277	8,349,777	18,557,163

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(37,998,437)	(8,291,308)	(16,383,266)	(1,452,701)	(18,511,897)
Due from Insiders
Other Assets	-	1,350	-	91,306	2,297
TOTAL OTHER ASSETS	(37,998,437)	(8,289,958)	(16,383,266)	(1,361,395)	(18,509,600)
TOTAL ASSETS	31,694,787	(341,123)	1,960,856	7,079,671	62,637

LIABILITIES
Post-Petition Liabilities
Accounts Payable	100,005	8,000	356	176,904	91,179
Taxes Payable	66,801	10,207	25,381	11,163	60,498
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	166,806	18,207	25,737	188,067	151,677
Pre-Petition Liabilities
Secured Liabilities	20,000,000	-	-	7,153,799	-
Priority Liabilities
Unsecured Liabilities	1,368,310	70,158	215,599	201,172	249,767
Other
TOTAL Pre-Petition Liabilities	21,368,310	70,158	215,599	7,354,971	249,767
TOTAL LIABILITIES	21,535,116	88,366	241,336	7,543,038	401,444
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	10,371,464	(445,896)	1,750,382	(428,915)	(366,357)
Post-Petition Profit/(Loss)	(211,792)	16,408	(30,862)	(34,452)	27,550
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	10,159,671	(429,489)	1,719,520	(463,367)	(338,806)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	31,694,787	(341,123)	1,960,856	7,079,671	62,637

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	Seventh Street Produce Market 13394	Santa Fe Commerce Center, Inc. 13368	Santa Fe & Washington Market, LLC 13379	905 8th Street, LLC 13396	1308 S. Orchard, LLC 13384
ASSETS
CURRENT ASSETS
Unrestricted Cash	(33,186)	(3,082)	7,622	(1,100)	(325)
Restricted Cash	176,255	599,347	-	-	-
Accounts Receivable	135,568	308,909	-	11,211	-
Notes Receivable	-	-	-	-	-
Prepaid Expenses	12,352	-	8,497	-	-
TOTAL CURRENT ASSETS	290,990	905,174	16,119	10,111	(325)

Investment in Real Estate	24,836,236	7,813,253	5,980,501	4,331,249	1,327,495
Accumulated Depreciation	(5,403,820)	(2,409,885)	(405,286)	(362,430)	-
Net Investment in Real Estate	19,432,415	5,403,368	5,575,215	3,968,819	1,327,495

Other Assets (Net of Amoritization)
Due to Affiliates, Net	37,521,304	1,366,219	(4,880,402)	(2,886,465)	(1,347,895)
Due from Insiders
Other Assets	123,589	54,215	-	-	-
TOTAL OTHER ASSETS	37,644,893	1,420,434	(4,880,402)	(2,886,465)	(1,347,895)
TOTAL ASSETS	57,368,298	7,728,977	710,932	1,092,466	(20,725)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	831,738	197,279	32,972	19,735	-
Taxes Payable	55,647	23,295	2,321	7,043	1,919
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-
TOTAL Post-Petition Liabilities	887,384	220,574	35,293	26,778	1,919
Pre-Petition Liabilities
Secured Liabilities	58,664,655	10,170,905	-	1,950,000	-
Priority Liabilities
Unsecured Liabilities	1,646,845	239,134	128,075	94,076	23,816
Other
TOTAL Pre-Petition Liabilities	60,311,501	10,410,039	128,075	2,044,076	23,816
TOTAL LIABILITIES	61,198,885	10,630,612	163,369	2,070,855	25,735
MINORITY INTEREST	-	-	-	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(3,345,629)	(2,810,892)	539,395	(943,715)	(42,780)
Post-Petition Profit/(Loss)	(484,958)	(90,743)	8,168	(34,674)	(3,680)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(3,830,587)	(2,901,635)	547,563	(978,389)	(46,460)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	57,368,298	7,728,977	710,932	1,092,466	(20,725)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	Meruelo Maddux Construction, Inc. 13388	555 Central Avenue, LLC 13439	MMP Ventures, LLC 13392	Meruelo Maddux Properties, L.P. 13387	Meruelo Maddux Management, LLC 13390	2529 Santa Fe Avenue, LLC 13404
ASSETS
CURRENT ASSETS
Unrestricted Cash	(325)	-	(325)	3,091,431	(8,325)	(743)
Restricted Cash	-	-	-	24,736	-	-
Accounts Receivable	-	-	-	209,190	-	21,330
Notes Receivable	-	-	-	(4,939,601)	-	-
Prepaid Expenses	-	-	-	141,691	-	-
TOTAL CURRENT ASSETS	(325)	-	(325)	(1,472,554)	(8,325)	20,587

Investment in Real Estate	-	-	-	77,807	-	6,724,599
Accumulated Depreciation	-	-	-	(48,980)	-	(42,612)
Net Investment in Real Estate	-	-	-	28,827	-	6,681,987

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(10,202)	(1,999,388)	(3,309)	-	(4,151,509)	(3,701,224)
Due from Insiders
Other Assets	3,568	-	-	417,156	-	-
TOTAL OTHER ASSETS	(6,634)	(1,999,388)	(3,309)	417,156	(4,151,509)	(3,701,224)
TOTAL ASSETS	(6,959)	(1,999,388)	(3,634)	(1,026,570)	(4,159,835)	3,001,350

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	-	49,452	19,432	39,158
Taxes Payable	-	-	-	-	590	10,597
Notes Payable
Professional Fees
Secured Debt
Other	-	-	-	-	-	-
TOTAL Post-Petition Liabilities	-	-	-	49,452	20,022	49,755
Pre-Petition Liabilities
Secured Liabilities	-	-	-	-	-	3,134,825
Priority Liabilities
Unsecured Liabilities	1,219	9,450	250	2,016,644	205,133	174,877
Other
TOTAL Pre-Petition Liabilities	1,219	9,450	250	2,016,644	205,133	3,309,701
TOTAL LIABILITIES	1,219	9,450	250	2,066,096	225,155	3,359,456
MINORITY INTEREST	-	-	-	843,000	-	-

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(7,982)	(2,008,838)	(2,703)	(3,945,851)	(4,512,252)	(321,134)
Post-Petition Profit/(Loss)	(196)	0	(1,181)	10,184	127,262	(36,971)
Direct Charges to Equity
TOTAL STOCKHOLDERS' EQUITY	(8,178)	(2,008,838)	(3,884)	(3,935,666)	(4,384,990)	(358,105)
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(6,959)	(1,999,388)	(3,634)	(1,026,570)	(4,159,835)	3,001,350

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	2040 Camfield Avenue, LLC 13375	Meruelo Maddux - 5500 Flotilla Street, LLC 13367	Meruelo Maddux Properties, Inc. 13356	Sub-total Debtor Entities	Eliminations	Consolidated Debtor Entities
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	(325)	209,050	4,407,030	122,035	4,529,065
Restricted Cash	-	-	-	8,266,383		8,266,383
Accounts Receivable	-	-	3,000	2,673,552		2,673,552
Notes Receivable	-	-	-	(4,939,601)	4,939,601	(0)
Prepaid Expenses	-	-	136,170	336,331		336,331
TOTAL CURRENT ASSETS	-	(325)	348,220	10,743,695	5,061,636	15,805,330

Investment in Real Estate	4,024,680	473,720	-	594,398,649		594,398,649
Accumulated Depreciation	-	-	-	(26,989,533)		(26,989,533)
Net Investment in Real Estate	4,024,680	473,720	-	567,409,116	-	567,409,116

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(5,169,007)	(612,880)	408,909,888	79,481,465	(4,939,601)	74,541,864
Due from Insiders				-		-
Other Assets	-	-	-	1,799,557		1,799,557
TOTAL OTHER ASSETS	(5,169,007)	(612,880)	408,909,888	81,281,022	(4,939,601)	76,341,421
TOTAL ASSETS	(1,144,327)	(139,485)	409,258,109	659,433,832	122,035	659,555,867

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	285,978	4,644,100	122,035	4,766,135
Taxes Payable	8,996	1,041	-	885,541		885,541
Notes Payable				-		-
Professional Fees				-		-
Secured Debt				-		-
Other	-	-	-	144,450		144,450
TOTAL Post-Petition Liabilities	8,996	1,041	285,978	5,674,092	122,035	5,796,127
Pre-Petition Liabilities
Secured Liabilities	-	-	-	283,660,091		283,660,091
Priority Liabilities				-		-
Unsecured Liabilities	80,179	9,622	363,369	15,104,703		15,104,703
Other				-		-
TOTAL Pre-Petition Liabilities	80,179	9,622	363,369	298,764,794	-	298,764,794
TOTAL LIABILITIES	89,175	10,663	649,348	304,438,886	122,035	304,560,921
MINORITY INTEREST	-	-	(403,490)	439,510	(44,804)	394,706

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	(1,219,244)	(147,027)	409,054,719	358,153,553	30,608	358,184,161
Post-Petition Profit/(Loss)	(14,258)	(3,121)	(42,468)	(3,598,117)	14,196	(3,583,921)
Direct Charges to Equity				-		-
TOTAL STOCKHOLDERS' EQUITY	(1,233,502)	(150,148)	409,012,251	354,555,436	44,804	354,600,240
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	(1,144,327)	(139,485)	409,258,109	659,433,832	122,035	659,555,867

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtor-In-Possession
As of April 30, 2009

	Debtor Entities	Non-Debtor Entities	Eliminations	Meruelo Maddux Properties, Inc.
ASSETS
CURRENT ASSETS
Unrestricted Cash	4,407,030	(17,637)	139,838	4,529,231
Restricted Cash	8,266,383	44,082,785		52,349,168
Accounts Receivable	2,673,552	63,250		2,736,802
Notes Receivable	(4,939,601)	-	4,939,601	(0)
Prepaid Expenses	336,331	84,729		421,060
TOTAL CURRENT ASSETS	10,743,695	44,213,127	5,079,439	60,036,260

Investment in Real Estate	594,398,649	95,093,396		689,492,045
Accumulated Depreciation	(26,989,533)	-		(26,989,533)
Net Investment in Real Estate	567,409,116	95,093,396	-	662,502,512

Other Assets (Net of Amoritization)
Due to Affiliates, Net	79,481,465	(74,543,709)	(4,937,756)	0
Due from Insiders	-	-		-
Other Assets	1,799,557	-		1,799,557
TOTAL OTHER ASSETS	81,281,022	(74,543,709)	(4,937,756)	1,799,557
TOTAL ASSETS	659,433,832	64,762,814	141,683	724,338,329

LIABILITIES
Post-Petition Liabilities
Accounts Payable	4,644,100	867,789	141,683	5,653,572
Taxes Payable	885,541	7,396		892,937
Notes Payable	-	-		-
Professional Fees	-	-		-
Secured Debt	-	-		-
Other	144,450	-		144,450
TOTAL Post-Petition Liabilities	5,674,092	875,185	141,683	6,690,959
Pre-Petition Liabilities
Secured Liabilities	283,660,091	84,000,000		367,660,091
Priority Liabilities	-	-		-
Unsecured Liabilities	15,104,703	5,819,036		20,923,739
Other	-	-		-
TOTAL Pre-Petition Liabilities	298,764,794	89,819,036	-	388,583,830
TOTAL LIABILITIES	304,438,886	90,694,221	141,683	395,274,789
MINORITY INTEREST	439,510	-	(44,804)	394,706

STOCKHOLDERS' EQUITY
Pre-Petition Stockholders' Equity	358,153,553	(25,980,220)	30,608	332,203,941
Post-Petition Profit/(Loss)	(3,598,117)	48,814	14,196	(3,535,107)
Direct Charges to Equity	-	-		-
TOTAL STOCKHOLDERS' EQUITY	354,555,436	(25,931,406)	44,804	328,668,834
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	659,433,832	64,762,814	141,683	724,338,329

Meruelo Maddux Properties, Inc. et. al.
April's Report
XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

3. During the subject period, the Debtors continued to litigate with numerous secured creditors regarding approval of the Debtors’ proposed use of cash collateral on a final basis and approval of the Debtors’ cash management system on a final basis.  This litigation has required a significant amount of time and resources from the Debtors’ management team, including their appearances at multiple days of trial on the cash collateral and cash management motions.

During one of the hearings in connection with the Debtors’ motion for a final order authorizing the Debtors’ use of cash collateral and a final order authorizing the Debtors to continue to use their existing cash management system, certain parties argued that the Debtors are required to pay postpetition real property taxes under 28 U.S.C. § 960, and that the failure to do so may result in the conversion or dismissal of the Debtors’ cases pursuant to 11 U.S.C. § 1112(b)(4)(I).  The Court requested that the County file a legal brief regarding these issues and set a hearing at which these issues would be discussed for May 21, 2009.  The Debtors and County have entered into negotiations regarding the payment of postpetition real property taxes and due to such negotiations have agreed, from time to time, to continue the hearing set by the Court.

In addition, during the subject period the Debtors continued to litigate with various secured creditors with respect to the Debtors’ motion seeking a determination that the Debtors are not subject to the provisions of the Bankruptcy Code applicable to entities with “single asset real estate.”  The Debtors filed a reply brief in support of their motion and oppositions to two motions from lenders who filed motions seeking a determination that the Debtors were “single asset real estate.”

During the subject period, the Debtors also continued to prepare their Schedules and Statement of Financial Affairs, in order to timely file them by the June 12, 2009, extended deadline set by the Court.

The Debtors have also worked to comply with the reporting requirements of the Office of the United States Trustee (the “U.S. Trustee”).  The Debtors have worked with the U.S. Trustee in an effort to provide information and documents in a timely manner, and continue to work with the U.S. Trustee in that regard.  The Debtors have also prepared and served Notices of Setting/Increasing Insider Compensation (the “Notices”) so that they could pay their executives.  Several lenders filed oppositions to the Notices and the Debtors set the Notices for hearing and filed a reply brief in support of the Notices.  The hearing on the Notices is set for June 17, 2009.

4.	Describe potential future developments which may have a significant impact on the case:
1. the outcome of the Debtors’ motions to use cash collateral on a final basis and approval of the Debtors’ cash management system on a final basis;
2. valuations attributable to the secured properties;
3. the determination of whether the Debtors are single asset real estate; and
4. the economic climate and availability of credit in the commercial credit markets.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I, John Charles Maddux, Chief Operating Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: June 26, 2009	By:	/s/ John Charles Maddux
John Charles Maddux
Principal for Debtor-In-Possession